UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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American States Water Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of the 2004 Annual Meeting of Shareholders and the 2004 Proxy Statement

Notice of the Annual Meeting of Shareholders

Meeting Date	Tuesday, May 11, 2004
Meeting Time	10:00 a.m., Pacific Time
Meeting Location	Shilo Hilltop Suites
3101 Temple Avenue
Pomona, CA 91768

Record Date	March 18, 2004

Agenda

•	To elect four Class II directors to the Board of Directors of the Company to serve until their successors are elected and qualified
•	To approve the 2003 Non-Employee Directors Stock Plan
•	To ratify the Appointment of PricewaterhouseCoopers LLP as the Independent Auditors
•	To transact any other business, which may properly come before the meeting or any adjournment thereof

The Board of Directors has nominated the following individuals for election as Class II directors: Jean E. Auer, N.P. Dodge, Jr., Robert F. Kathol, and Lloyd E. Ross.

By order of the Board of Directors,

McClellan Harris III
Secretary

San Dimas, California
April 2, 2004

Information about Attending

We will hold the Annual Meeting at the Shilo Hilltop Suites, 3101 Temple Avenue in Pomona, California 91768.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of your latest account statement showing your American States Water Company investment. Please present your account statement to the registration area at the Annual Meeting. You will not, however, be entitled to vote your shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of your account statement is not sufficient for this purpose.

Directions to the Shilo Hilltop Suites Pomona

April 2, 2004

2004 Proxy Statement

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of American States Water Company (the “Company”) of proxies to be voted at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and any adjournments thereof. This statement and the accompanying proxy are being sent to shareholders on or about April 2, 2004.

At the Annual Meeting, shareholders will be asked to elect four Class II directors to serve until the Annual Meeting of Shareholders held in 2006 and until their successors are elected and qualified.

Shareholders will also be asked to approve the establishment of the 2003 Non-Employee Directors Stock Plan. Shareholders may also be asked to ratify the appointment of PricewaterhouseCoopers LLP as Independent Auditors and to vote on any other matter which may properly come before the Annual Meeting or any adjournment thereof, including any proposal to adjourn the Annual Meeting. Whether or not you intend to be present at the Annual Meeting, you are urged to complete, sign and return your proxy promptly.

Solicitation of Proxy and Revocability; Voting Securities

Date, Time and Place of Annual Meeting
The Annual Meeting will be held on May 11, 2004 at 10:00 a.m., Pacific Time, at the Shilo Hilltop Suites, 3101 Temple Avenue, Pomona, California.

Record Date and Voting Rights
Only holders of record of the Company’s voting securities at the close of business on March 18, 2004 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, the Company had 15,232,017 Common Shares outstanding. Each Common Share is entitled to one vote.

Votes cast by proxy or in person at the Annual Meeting will be counted by an inspector of election appointed by the Board of Directors to act as an election inspector for the Annual Meeting. Shares represented by proxies that reflect abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, will not constitute a vote “for” or “against” any matter.

The inspector of election will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker has physically indicated on the proxy that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, “broker non-votes” will not constitute a vote for or against any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote (even though those shares are considered present for quorum purposes and may be entitled to vote on other matters). Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card.

In the election of directors, the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. No shareholder will be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of Common Shares held of record by such shareholder) unless such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate the shareholder’s votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated. If voting for directors is conducted by cumulative voting, each share will be entitled to the number of votes equal to the number of directors authorized times the number of votes to which such share is otherwise entitled, which votes may be cast for a single candidate or may be distributed among two or more candidates in whatever proportion the shareholder may desire. The accompanying proxy card will grant the named proxies discretionary authority to vote cumulatively, if cumulative voting applies. In such event, unless otherwise instructed, the named proxies intend to vote equally FOR each of the three candidates for the office of director; provided, however, that if sufficient numbers of the Company’s shareholders exercise cumulative voting rights to elect one or more candidates, the named proxies will determine the number of directors they are entitled to elect, select such number from among the named candidates, cumulate their votes, and cast their votes for each candidate among the number they are entitled to elect. If voting is not conducted by cumulative voting, each Common Share will be entitled to one vote, and shareholders having a majority of the voting power exercised at the meeting will be able to elect all of the directors if they choose to do so. In that event, the other shareholders will be unable to elect any director or directors.

A majority of the Company’s Common Shares present at the Annual Meeting in person or by proxy must vote in favor of the proposed 2003 Non-Employee Directors Stock Plan and the total vote cast on this proposal must represent over 50% in interest of all shares entitled to vote on the proposal in order for it to become effective. A majority of the Company’s Common Shares present at the Annual Meeting in person or by proxy must vote in favor of any proposal to adjourn the Annual Meeting.

Assuming the presence of a quorum, the shareholders present at the meeting may continue to do business until adjournment, notwithstanding the withdrawal of shareholders holding sufficient voting power to leave less than a quorum, if any action taken (other than adjournment) is approved by the requisite vote.

Voting By Proxy
Regardless of whether or not shareholders plan to attend the meeting in person, all shareholders of the Company are urged to use the enclosed proxy card to vote their shares. All proxies that are properly executed and returned, unless revoked, will be voted at the Annual Meeting or any adjournment thereof in accordance with the instructions indicated thereon or, if no direction is indicated FOR the election of the Board’s nominees as directors and FOR each of the proposals. The execution of a proxy will not affect the right to attend the Annual Meeting or any adjournment thereof and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing with the Company a written notice of revocation of a proxy bearing a later date or by attendance at the Annual Meeting and voting in person (or presenting at the meeting such written notice of the revocation of the proxy), provided that you have obtained a legal proxy if you hold your shares through a broker, bank or other shareholder of record. Attendance at the Annual Meeting will not, by itself, revoke a proxy. The proxies may also be voted for a substitute nominee or nominees in the event any one or more of the director nominees named under “Item 1—Election of Directors” will be unable to serve for any reason or be withdrawn from nomination, a contingency not now anticipated. Shares for which duly executed proxies are received will be voted according to the Board’s best judgment upon such matters as may properly come before the Annual Meeting or any adjournment thereof.

Voting by Mail
Shareholders may sign, date and return their proxy forms in the pre-addressed, postage-paid envelope provided.

Voting by Telephone
You may vote by proxy using the toll-free telephone number listed on the proxy form. Please have the proxy form in hand when calling.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by telephone only if the holder of record (broker, bank or other holder of record) offers those options. Shareholders voting shares held in the Southern California Water Company Investment Incentive Program must cast their vote at least one day prior to the meeting. Votes cast after this cut-off date will not be included in the final voting results.

Voting by Internet
You may vote by proxy using the Internet. The Internet address is www.proxyvote.com and is also listed on the proxy form. Please have the proxy form in hand when going online.

Shareholders whose shares are held through a brokerage firm, bank or other holder of record may vote by Internet only if the holder of record (broker, bank or other holder of record) offers those options. Shareholders voting shares held in the Southern California Water Company Investment Incentive Program must cast their vote at least one day prior to the meeting. Votes cast after this cut-off date will not be included in the final voting results.

Adjournments
The Annual Meeting may be adjourned, even if a quorum is not present, by a majority of the votes of shareholders represented at the Annual Meeting in person or by proxy. In the absence of a quorum at the Annual Meeting, no other business may be transacted at the Annual Meeting.

Notice of the adjournment of a meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, provided that if the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting must also be given. Any business may be transacted at an adjourned meeting, which might have been transacted at the original meeting.

Solicitation of Proxies
The accompanying proxy relating to the Annual Meeting is being solicited by the Board of Directors of the Company for use at the Annual Meeting.

The Company will bear the entire cost of preparing, assembling, printing and mailing proxy statements, the proxies and any additional materials, which may be furnished by the Board to shareholders. The solicitation of proxies will be made by the use of the U.S. postal service and may also be made by telephone, or personally, by directors, officers and regular employees of the Company who will receive no extra compensation for such services.

In addition, the Company has retained Morrow & Co., a proxy distribution and solicitation firm, to assist in the distribution and solicitation of proxies for shares held in the names of banks, brokers and other nominees, for a fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses.

Proposal One Election of Class II Directors

The Company’s Articles of Incorporation provide that classification of the Board will apply to every election of directors for so long as at least six directors are authorized under the Company’s Bylaws and the Company’s Common Shares are listed on the New York Stock Exchange. The Company’s Bylaws provide that the Board of Directors shall consist of not less than five and not more than nine directors, with the exact number of directors currently set at seven. So long as the Board continues to consist of at least six, but less than nine, directors and the Company’s Common Shares are listed on the New York Stock Exchange, directors will serve for a term of two years, and one-half of the directors (or as near to one-half as practicable) will be elected each year.

Under the Company’s Bylaws, the Board of Directors could increase the authorized number of directors to up to nine without obtaining shareholder approval. In the event that the number of directors increases during any period that the Company’s Common Shares are listed on the New York Stock Exchange, the increase will be apportioned by the Board between the classes of directors to make each class as nearly equal as possible. If the number of authorized directors is increased to at least nine during any period that the Company’s Common Shares are listed on the New York Stock Exchange, the directors will be apportioned by the Board among three classes, each consisting of one-third of the directors, directors will serve for a term of three years, and one-third of the directors will be elected each year. If the number of authorized directors is decreased to five, then the Board will cease to be classified, provided the decrease in the number of directors cannot shorten the term of any incumbent director. Vacancies in the Board, except those existing as a result of a removal of a director, may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected will hold office until the next annual meeting and until such director’s successor has been elected and qualified. The Company’s shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Pursuant to California law, members of the Board of Directors may be removed by the Board of Directors for cause (defined to be a felony conviction or court declaration of unsound mind), by the shareholders without cause or by court order for fraudulent or dishonest acts or gross abuse of authority or discretion. Generally, no director may be removed by the shareholders if the votes cast against such removal (or, if done by written consent, the votes eligible to be cast by the non-consenting shareholders) would have been sufficient to elect such director if voted cumulatively at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of the director’s most recent election were then being elected (the “Relevant Number of Directors”). The Relevant Number of Directors, in the case of classified boards, is the greater of (i) the number of directors elected at the most recent annual meeting of shareholders and (ii) the number sought to be removed.

Three directors have been nominated for election as Class II directors for a two-year term expiring at the end of the Annual Meeting of Shareholders in 2006, or until their successors are elected and qualified. The terms of the remaining directors will continue as indicated below. The ages of the directors reported below are as of March 18, 2004.

Nominees for Class II Directors with Terms Expiring in 2006

The Board of Directors recommends that Shareholders vote FOR each of the nominees for Class II directors listed below.

Jean E. Auer
Consultant to the San Francisco Estuary Project since 1990 and retired Mayor of the town of Hillsborough, California. Mrs. Auer represents Hillsborough on the newly formed San Francisco Regional Water System Financing Authority and the Bay Area Water Supply and Conservation Agency. Mrs. Auer is a member of the California State Water Resources Control Board and a member of both the Central Coast and the San Francisco Regional Water Quality Control Boards. Mrs. Auer is on the board of the Water Education Foundation. Mrs. Auer, age 67, is a member of the Company’s Compensation Committee and Chairperson of the Nominating and Governance Committee and has served as a director of the Company since 1995.

N.P. Dodge, Jr.
President of the N.P. Dodge Company, a full service real estate company in Omaha, Nebraska since September 1978. Mr. Dodge is a director of the Omaha Public Power District and is a director of Bridges Investment Fund. Mr. Dodge, age 67, is a member of the Company’s Audit and Finance and Compensation Committees and has served as a director of the Company since 1990.

Robert F. Kathol
Executive Vice President of Smith Hayes Financial Service Corp., an investment banking firm in Omaha, Nebraska since 2001. Prior to its acquisition by Smith Hayes, Mr. Kathol had been Executive Vice President of Kirkpatrick, Pettis, Smith, Polian, Inc. since 1985. Mr. Kathol, age 63, is a member of the Company’s Compensation Committee and is Chairperson of the Audit and Finance Committee and has served as a director of the Company since 1995.

Lloyd E. Ross
Retired Managing Partner of Invermex, L.P., a company developing hotels in the southwestern United States and Northern Mexico since 1997. For more than 35 years prior to his current position, Mr. Ross was associated with SMI Construction Co., a commercial and industrial general contracting firm in Irvine, California, having served as its President and Chief Executive Officer since 1976. Mr. Ross is also a director of PacifiCare Health Systems. Mr. Ross, age 63, has been Chairman of the Board of Directors of the Company since April 1999 and has served as a director of the Company since 1995.

Class I Directors with Terms Expiring in 2005

James L. Anderson
Senior Vice President of Americo Life Inc. since September 1996. Prior to its acquisition by Americo Life Inc., Mr. Anderson had served for ten years as President and Chief Executive Officer of Fremont Life Insurance Company. From 1975 to 1982, Mr. Anderson served as President and Chief Operating Officer of National American Insurance Company of California, a property and casualty company. Mr. Anderson, age 60, is a member of the Company’s Nominating and Governance Committee and Chairperson of the Compensation Committee and has served as a director of the Company since 1997.

Anne M. Holloway
Having served as a Partner in Navigant Consulting, Inc., a provider of financial and strategic consulting services to Fortune 500 companies, governments, and governmental agencies from 1999 to 2000, Mrs. Holloway retired from 25 years of active service in the finance profession. Mrs. Holloway served as President of Resolution Credit Services Corp. a subsidiary of Xerox Financial Services from 1992 to 1998. Prior to joining the Resolution Group, Mrs. Holloway was employed for nine years in various management positions with Shawmut National Corporation, a financial service company. Mrs. Holloway, age 51, is a member of the Company’s Audit and Finance, Nominating and Governance and Compensation Committees and has served as a director of the Company since 1998.

Floyd E. Wicks
President and Chief Executive Officer of the Company since April 1992. Mr. Wicks served as President of the Company from April 1990 to March 1992, and as Vice President of Operations from January 1988 to March 1990. Mr. Wicks, age 60, has served as a director of the Company since 1990 and has also served as President of each of the Company’s subsidiaries during the past five years (or such lesser period of time as the subsidiaries have been owned by the Company).

The following table sets forth, as of March 18, 2004, the beneficial ownership of Common Shares of the Company by each of the Company’s current directors.

Directors’ Beneficial Ownership of Common Shares Table

Name	Amount and Nature of Beneficial Ownership	Percent of Class Beneficially Held

James L. Anderson	3,859	*
Jean E. Auer	5,519	*
N.P. Dodge, Jr.	6,000	*
Anne M. Holloway	4,049	*
Robert F. Kathol	3,450	*
Lloyd E. Ross	3,863	*
Floyd E. Wicks	19,395	*
*Less than one percent

Certain Relationships and Related Transactions

No director, nominee, executive officer or any member of their family had any indebtedness to the Company, any business relationship with the Company or any transaction with the Company in 2003. No director, nominee, executive officer or any member of their family, at any time during the past three years, have been employed by any entity, including a charitable organization, that, has made payments to, or received payments from, including charitable contributions, the Company for property or services in an amount which, in any single fiscal year, exceeded the greater of $1 million or 2% of the other entities consolidated gross revenues reported for that fiscal year.

Board Committees and Meetings

During 2003, directors met as a Board seven times. No director attended less than 75% of the meetings of the Board. The Company has adopted a policy that each Director should make every reasonable effort to attend each annual meeting of the Shareholders. At the 2003 Annual Meeting of Shareholders all Directors were present. The Board of Directors has an Audit and Finance Committee, a Nominating and Governance Committee, and a Compensation Committee. Each Committee operates under a charter, which identifies the purpose of the Committee and its primary functions and responsibilities. The Committee charters are available on the Corporate Governance section on the AWR website at www.aswater.com. The Board of Directors may establish, from time-to-time, other committees on an ad hoc basis to address strategic or business related opportunities. The Board has established one such committee, the Special Projects Committee. Members of such ad hoc committees are paid for their services in accordance with policies of the Board. The Chairman of the Board is an ex-officio member of all committees of the Board and is the presiding director for non-management sessions of the Board. The Board has affirmatively determined that a majority of the Company’s directors and all of the members of the Audit Committee, Nominating & Governance Committee and Compensation Committee are independent directors under the NYSE corporate governance listing standards.

Audit and Finance Committee
The Audit and Finance Committee provides advice and assistance to the Board of Directors on accounting and financial reporting practices of the Company. The Committee reviews the scope of audit work and findings of the firm of independent public accountants who serve as auditors of the Company and also monitors the work of the Company’s internal auditors. The Committee also reviews the qualifications of, and recommends to the Board of Directors, a firm of independent auditors and reviews and approves fees charged by the independent auditors.

The Audit and Finance Committee conducts its responsibilities pursuant to its Charter, adopted by the Board of Directors. Members of the Audit and Finance Committee are “independent” as determined under the standards of the New York Stock Exchange. The Company has determined that Robert Kathol is an “audit committee financial expert” within the meaning of the final rules implementing Section 406 and 407 of the Sarbanes-Oxley Act and independent as defined in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act. No Audit and Finance Committee members served on more than three public company boards.

During 2003, the Audit and Finance Committee, consisting of Robert F. Kathol - Chairperson, N.P. Dodge, Jr. and Anne M. Holloway, met five times to review and discuss with management, the internal auditor and the Company’s independent auditors, the interim financial statements, annual audited financial statements and certain other matters. The Committee has received disclosures from and discussed with the Company’s independent auditors PricewaterhouseCoopers LLP, the auditors’ independence as required by Independence Standards Board Standard No. 1. No director attended less than 75% of the meetings of the Audit and Finance Committee.

Nominating and Governance Committee
The Nominating and Governance Committee assesses qualifications of and makes recommendations as to candidates to fill vacancies on the Board of Directors. The Nominating and Governance Committee will consider persons for election to the Board of Directors who are recommended by shareholders. In order to submit a recommendation to the Nominating and Governance Committee, such recommendation must be submitted in writing and addressed to the Office of the Secretary at the Company’s corporate headquarters. The written recommendation must contain all materials that would be necessary for a shareholder to make a nomination pursuant to Section 14 of the Bylaws of the Corporation and must be submitted no later than the time permitted for a shareholder to make a director nomination pursuant to Section 14 of the Bylaws. The shareholder submitting such recommendation must be prepared to provide other information requested by the Company reasonably related to the recommended individual’s qualifications as a nominee and the person recommended must be able to, upon request and with reasonable advance notice, meet with one or more members of the Nominating and Governance Committee and/or the Board of Directors to inquire into the nominee’s qualifications and background and to otherwise be interviewed for purposes of the nomination. The manner in which the Nominating and Governance Committee evaluates a potential nominee will not differ based on whether the potential nominee is recommended by a shareholder. Note: Shareholders may also make their own nominations directly (as opposed to recommending candidates for the Nominating and Governance Committee to nominate) as set forth in Section 14 of the Company’s Bylaws.

Nominees for director are selected on the basis of a number of qualifications, including:
•	A reputation for integrity, honesty and adherence to high ethical standards.
•	Holding or have held a generally recognized position of leadership. Prior service on this Board will be considered in connection with this qualification.
•	Demonstrated business acumen, business or governmental experience and an ability to exercise sound business judgments in matters that relate to the Company’s current and long-term objectives.
•

The interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, regulators, creditors and the general public, and to act in the interests of all shareholders.

•	A demonstrated ability to work constructively with groups with diverse perspectives and have a demonstrated ability to tolerate opposing viewpoints.

The Company did not pay any fee to any third party to identify or evaluate or assist in identifying or evaluating potential nominees for director at the Annual Meeting. The Company has not received any recommended nominee from a Shareholder who beneficially owns more than 5% of the Company’s shares or from a group of Shareholders who beneficially own, in the aggregate, more than 5% of the Company’s shares.

During 2003, the Nominating and Governance Committee, consisting of Jean E. Auer - Chairperson, James L. Anderson and Anne M. Holloway, met four times. No director attended less than 75% of the meetings of the Nominating and Governance Committee.

Compensation Committee
The Compensation Committee reviews and makes recommendations to the Board of Directors as to appropriate compensation for the President and other executive officers of the Company and determines the awards to be made under the Company’s Annual Incentive Plan and the 2000 Stock Incentive Plan.

During 2003, the Compensation Committee, consisting of James L. Anderson - Chairperson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol met four times. No director attended less than 75% of the meetings of the Compensation Committee.

Special Projects Committee
The Special Projects Committee reviews potential changes to the regulated and non-regulated operations of the Company including acquisitions, divestitures, joint ventures and partnerships and makes recommendations to the Board of Directors as to the financial and operational impact of such changes.

During 2003, the Special Projects Committee consisting of N.P. Dodge, Jr. – Chairperson, James L. Anderson and Robert F. Kathol met three times. All directors were present at these meetings.

Remuneration for Directors
All directors (except Mr. Ross and Mr. Wicks) are currently paid an annual retainer of $15,000, payable in equal monthly installments. In addition, each such director receives a $1,200 fee for each meeting attended, which is reduced to $600 for telephonic meetings attended. The regular and organizational meetings of the board are counted as one meeting for purposes of the per meeting fee. In addition, each outside director who is a member of the Compensation Committee, Nominating and Governance Committee, Special Projects Committee or the Audit and Finance Committee, other than the chairperson of the committee, receives a $1,200 fee for each meeting attended, which is reduced to $600 for telephonic meetings attended.

The chairperson of the Compensation Committee, Nominating and Governance Committee, and Special Projects Committee, if an outside director, receives a fee of $2,400 for each committee meeting attended, which is reduced to $1,200 for telephonic meetings attended. The chairperson of the Audit and Finance Committee receives a fee of $3,600, which is reduced to $1,800 for telephonic meetings attended. Each director is reimbursed for reasonable and necessary travel, lodging and other expenses incurred in the performance of their duties.

Chairman of the Board Ross earned $75,000 as chairperson for the year 2003. The present annual compensation for the position of Chairman of the Board of Directors is $75,000. Neither Mr. Ross nor Mr. Wicks received separate compensation as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company has adopted procedures to assist its directors and executive officers in complying with Section 16(a) of the Securities Exchange Act of 1934, as amended, which includes assisting in the preparation of forms for filing.

For 2003, the award of Stock Options to Floyd E. Wicks, the President and CEO of the Company of 4,150 Common Shares on January 1, 2003 and 22,500 Common Shares on January 1, 2003, and the award of Restricted Stock, of 1,050 Common Shares on May 20, 2003, were inadvertently not reported timely and were subsequently reported on Form 4.

The award of Stock Options to Susan L. Conway, an executive officer of the Company, of 12,075 Common Shares on January 1, 2003; the award of Stock Options to Joel A. Dickson, an executive officer of the Company, of 12,075 Common Shares on January 1, 2003; the award of Stock Options to McClellan Harris III, an executive officer of the Company, of 12,075 Common Shares on January 1, 2003; and the award of Stock Options to Donald K. Saddoris, an executive officer of the Company, of 12,075 Common Shares on January 1, 2003, were inadvertently not reported timely. All of these awards were subsequently reported on Form 4.

The award of Stock Options to James B. Gallagher, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003; the award of Stock Options to James D. Carson, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003; the award of Stock Options to Denise L. Kruger, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003; the award of Stock Options to Patrick R. Scanlon, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003; the award of Stock Options to Roger F. Kropke, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003; and the award of Stock Options to Eva G. Tang, an executive officer of the Company, of 9,075 Common Shares on January 1, 2003, were inadvertently not reported timely. All of these awards were subsequently reported on Form 4.

The sale by Linda Matlick, the Controller of the Company of 22,225.2232 Common Shares out of her 401K Plan on February 5, 2003, was inadvertently not reported timely. The sale was subsequently reported on Form 4.

Executive Officers
Experience, Security Ownership, Compensation and Options

Executive Experience
The Company has ten executive officers. Information regarding their identities and business experience is shown in the following table and footnotes thereto.

Executive Experience Table

Name	Principal Occupation and Experience During the Past Five Years	Age	Held Current Position Since

Floyd E. Wicks (1)	President and Chief Executive Officer.	60	April 1992
McClellan Harris III (1)	Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary. Chief Financial Officer, Vice President Finance, Treasurer, Corporate Secretary from April 1997. Vice President and Treasurer from October 1996. Treasurer from April 1994.	52	October 2002
Joel A. Dickson (2)	Senior Vice President. Vice President Administration from April 2001. Vice President Business Development from April 1997. Vice President Customer Service of Region III from April 1994.	51	October 2002
Susan L. Conway (3)	Senior Vice President Administrative Services. Vice President Utility Regulation from January 1998. Manager of Regulatory Affairs from February 1990.	43	January 2004
Denise L. Kruger (3)	Senior Vice President Operations. Vice President of Customer Service Region I from October 2002. Vice President of Customer Service Region II from October 2001. Vice President Water Quality from January 1998. Manager Quality Assurance from January 1997. Water Quality Manager from October 1992.	40	January 2004
James B. Gallagher (3)	Vice President of Customer Service Region III. Chief Financial Officer, Vice President Finance and Secretary from April 1994.	49	April 1997
Eva G. Tang (3)	Vice President and Treasurer. Financial Planning Manager, Assistant Treasurer and Assistant Secretary from October 1999.	48	October 2002
Patrick R. Scanlon (3)	Vice President of Customer Service Region II. Orange County District Manager from December 1994.	46	October 2002
Roger F. Kropke (3)	Vice President of Bear Valley Electric. Manager of Bear Valley Electric from December 1994.	58	October 2002
William C. Gedney	Vice President Water Quality. Manager of Water Quality since 1997.	49	January 2004

(1)	Holds same titles in Southern California Water Company, American States Utility Services, Inc. and Chaparral City Water Company
(2)	Holds same title in Chaparral City Water Company
(3)	Officer of Southern California Water Company only

Security Ownership of Directors and Executive Officers
Information regarding the number of Common Shares beneficially owned by the ten executive officers is shown in the following table.

The holdings include shares that the officers will have the right to acquire as of June 1, 2004 through the exercise of stock options under the Company’s 2000 Stock Incentive Plan.

Executive Security Ownership Table

Name	Common Shares Owned(1)	Option Shares(2)	Total	Percent of Class

Floyd E. Wicks	19,395	47,645	67,040	*
McClellan Harris III	5,396	23,955	29,261	*
Joel A. Dickson	15,442	23,955	39,397	*
Susan L. Conway	9,056	23,955	32,821	*
James B. Gallagher	5,901	20,985	26,886	*
Denise L. Kruger	7,226	20,985	28,035	*
Eva G. Tang	2,045	4,491	6,480	*
Patrick R. Scanlon	6,778	4,491	11,148	*
Roger F. Kropke	5,451	4,491	9,942	*
William C. Gedney	1,956	1,744	3,047	*

*	Less than one percent
(1)	As of March 18, 2004
(2)	Includes all shares that may be acquired upon exercise of options under the Company’s 2000 Stock Incentive Plan as of June 1, 2004

Directors and executive officers of the Company as a group beneficially owned 280,797 Common Shares of the Company, inclusive of Common Shares that may be acquired upon exercise of options awarded under the 2000 Stock Incentive Plan as of June 1, 2004. The combined total is less than one percent of the total Common Shares outstanding.

Executive Compensation
The following table sets forth information on compensation of the Company’s Chief Executive Officer and the four highest compensated executive officers of the Company or Southern California Water Company for the three most recent calendar years.

Executive Compensation Table

Name and Principal Position	Year	Annual Comp. Salary (1) ($)	Number of Shares Underlying Options Granted (2) (#)	Short Term Comp. AIP Payouts (3) ($)	Dividend Equivalent Rights (DER)	All Other Comp. (4) ($)

Floyd E. Wicks	2003	$380,000	26,650	$87,688	$43,913	$16,761
President and Chief	2002	365,000	22,500	113,179	20,520	17,536
Executive Officer	2001	376,566	12,000	162,288	-	18,010
McClellan Harris III	2003	220,000	12,075	41,441	21,349	15,555
Sr. Vice President of	2002	207,000	12,075	51,370	10,521	14,582
Finance, Chief	2001	205,122	6,000	67,738	-	14,158
Financial Officer,
Treasurer and Sec
Joel A. Dickson Sr.	2003	216,000	12,075	41,441	21,349	15,909
Vice President of	2002	207,000	12,075	51,370	10,521	16,188
Administration	2001	206,223	6,000	67,738	-	15,242
James B. Gallagher	2003	178,000	9,075	34,234	16,045	7,709
Vice President of	2002	171,000	9,075	42,274	7,907	4,995
Customer Service	2001	166,820	6,000	37,162	-	4,299
Region III
Susan L. Conway	2003	175,000	12,075	33,313	18,697	14,273
Sr. Vice President	2002	166,400	12,075	38,786	7,908	16,842
Operations	2001	150,100	6,000	34,104	-	16,618

(1)

The executive officers of the Company receive certain perquisites, including the personal use of a Company-owned vehicle and personal computer. The aggregate amount of such perquisites received by each named officer, in the case of any such named officer, does not exceed 10% of the total annual salary of such officer.

(2)

The 2000 Stock Incentive Plan (the “2000 Plan”) was approved at the 2000 Annual Meeting. The purpose of the 2000 Plan is to provide stock-based incentives as a means of promoting the success of the Company by attracting, retaining and aligning the interests of employees (including officers) with those of shareholders generally.

(3)

The Company adopted an Annual Incentive Plan (AIP) for executive officers and managers in 2000. Payouts under the AIP, which are made in cash or restricted stock pursuant to the provisions of the AIP, are based on the prior year’s operating results. All amounts paid in 2001, 2002 and 2003 were paid in cash.

(4)

Includes payment by the Company of the premium on business travel and accident policy of $86 per person per year for 2001, $85 in 2002, and $228 in 2003; and payment by the Company of the premium for group life insurance of $190 per person for 2001, $168 for 2002, and $168 for 2003. The balance represents the Company’s matching contribution to the 401(k) Plan for the benefit of each named officer and the taxable value of the personal usage of the executive’s company vehicle.

Annual Incentive Plan
The Company has adopted an Annual Incentive Plan (“AIP”) for executive officers and managers of the Company (“Eligible Participants”). The purpose of the AIP is to compensate Eligible Participants of the Company for increasing shareholder value and supporting future growth of the Company. Under the terms of the AIP, awards may be granted annually to an Eligible Participant in accordance with the terms of the AIP. If an award is granted to an Eligible Participant, a target award will be established for that Eligible Participant by the Compensation Committee based upon a percentage of that Eligible Participant’s wages, exclusive of overtime and bonuses, for the preceding calendar year. The target award to be paid to that Eligible Participant may be adjusted by (i) a factor reflecting the Company’s financial performance for the preceding calendar year and (ii) a factor reflecting certain strategic performance initiatives for the preceding calendar year, both of which would be multiplied times the target award for that Eligible Participant. The financial performance component is based on the Company’s actual return on rate base as a percentage of authorized return on rate base, less a maintenance adjustment, if maintenance costs are significantly less than estimated for rate base purposes. The strategic adjustment factor is based upon achieving certain strategic goals established by the Compensation Committee.

The Compensation Committee established the financial performance component for the year 2003 based on a schedule ranging from a financial performance percentage of 125% if the actual return on rate base was more than 105% of authorized return on rate base to 0% if the actual return on rate base was less than 100%. The Compensation Committee established the strategic adjustment component for the year 2003 on the basis of a schedule ranging from 25% if there was an increase in Company operating revenues as a result of acquisitions of more than 33%, to 0% if there was an increase in Company operating revenues as a result of acquisitions of less than 10%.

Under the terms of the AIP, the Company’s external auditors for the year in which the awards were granted will pay awards after completion of a review of the award calculations. If the awards are less than 20% of the Eligible Participant’s annual wages, the award will be paid in cash. If the awards are 20% or more of the Eligible Participant’s annual wages, the awards may be paid in restricted stock pursuant to the terms of the 2000 Plan. The restrictions applicable to the restricted stock will lapse in a series of three successive annual installments commencing on the first anniversary date after the end of the plan year for which the award was granted unless the Compensation Committee provides otherwise. Payment of the award under the AIP will be accelerated upon a change in control of the Company, as defined in the 2000 Plan.

Based on the performance measurements in the AIP for the year ended December 31, 2003, Eligible Participants will be eligible for awards with respect to operating results for 2003. The Compensation Committee has not yet reviewed the final audited results for 2003 to determine the awards that will be made.

Equity Compensation Plan Information
The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2003. This table does not include the Company’s 2003 Non-Employees Directors Stock Plan, which is a new plan that is being submitted for shareholder approval at this Annual Meeting.

Equity Compensation Plan Table

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities remaining available for future issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c) (1)

Equity Compensation Plans approved by Security Holders	332,629	$22.86	416,321
Equity Compensation Plans not approved by Security Holders	-0-	-0-	-0-
Total	332,629	$22.86	416,321

(1)	Of these shares, 416,321 were available for future issuance of stock options or restricted stock awards.

Option Grants in Last Year
The following table sets forth information with respect to all options granted to the named executive officers during 2003.

Option Grants in Last Year Table

Employee Name	Number of Shares Underlying Options Granted (#)	Award Date	Percentage of Total Options Granted	Exercise Price ($/Share)	Expiration Date	Grant Date Black- Scholes Value (1)(2)(3)

Floyd E. Wicks	26,650	January 1, 2003	17.7%	23.15	December 31, 2012	$130,764
McClellan Harris III	12,075	January 1, 2003	8.0%	23.15	December 31, 2012	59,249
Joel A. Dickson	12,075	January 1, 2003	8.0%	23.15	December 31, 2012	59,249
James B. Gallagher	9,075	January 1, 2003	6.0%	23.15	December 31, 2012	44,528
Susan L. Conway	12,075	January 1, 2003	8.0%	23.15	December 31, 2012	59,249

(1)

The Black-Scholes option-pricing model was used to estimate the grant date present value of the options. Assumptions for options granted are as follows: 29.8% volatility; risk free rate of return of 3.05% based on ten-year U.S. Treasury securities; dividend yield 3.58% and an estimated period to exercise of 5 years.

(2)

One-third of the stock options granted to the named executive become exercisable on each of the first three anniversaries of the grant date, but may be exercised earlier if there is a change in control of the Company as defined under “Employment Contracts, Termination and Change-In-Control Arrangements” below. The Company has not granted any stock appreciation rights or other types of awards in 2003. No options were exercised by an executive officer in 2003.

(3)

These values are neither predictions nor indications of what the Company believes the market value of its Common Shares will be. The ultimate values of the options will depend on the future market prices of the Common Shares, which cannot be forecasted with reasonable accuracy. The actual value, if any, which an optionee will recognize on exercise of an option, will depend on the difference between the market value of the Common Shares on the date the option is exercised and the applicable exercise price.

Option Exercises and Holdings
The following table sets forth information concerning the aggregate value of exercised and unexercised options held by the executive officers of the Company. Value at December 31, 2003 is measured as the difference between the exercise price and fair market value on December 31, 2003.

Aggregated Option Exercises and Holdings Table

Employee Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options Held at December 31, 2003		Value of Unexercised In the Money Options Held at December 31, 2003

			Exercisable	Un- Exercisable	Exercisable	Un- Exercisable

Floyd E. Wicks	-	-	36,140	37,010	$92,145	$64,003
McClellan Harris III	-	-	17,930	18,220	$45,737	$31,319
Joel A. Dickson	-	-	17,930	18,220	$45,737	$31,319
James B. Gallagher	-	-	15,950	14,200	$42,351	$24,445
Susan L. Conway	-	-	17,930	18,220	$45,737	$31,319

Employment Contracts, Termination and Change-in-Control Arrangements
The Company is an at-will employer and none of the executive officers has an employment contract with the Company. Each of the Company’s executive officers named above and Denise Kruger is a party to a change in control agreement which provides for certain benefits in the event of a change in control of the Company if the executive officer’s employment with the Company or Southern California Water Company is terminated other than for cause or disability or the executive terminates employment for good reason. A change in control under these agreements will generally include (i) an acquisition by certain persons of more than 50% of the voting securities of the Company or Southern California Water Company, (ii) certain changes in a majority of the Board of Directors of the Company or Southern California Water Company, (iii) certain dissolutions or liquidations of the Company or Southern California Water Company, or (iv) certain mergers or consolidations or sales of all or substantially all of the assets of the Company or Southern California Water Company, in any case involving more than a 50% change in ownership. An executive may terminate his or her employment for good reason if the executive is assigned duties inconsistent in any respect with the executive’s position or the executive is not re-appointed to the same position following the change in control, the executive’s salary or benefits are reduced or the executive is located at an office that increases the distance from the executive’s home by more than 35 miles. The executive will be entitled to the following benefits: a cash payment equal to 2.99 times the executive’s highest annual base salary during the preceding three years and an amount equal to the difference between the single sum actuarial equivalent of the executive’s accrued benefits under the Company’s Pension Plan and Pension Restoration Plan and the single sum actuarial equivalent of the executive’s accrued benefits under such plans if the executive was credited with two additional years of service at the executive’s highest annual rate of compensation during the past three years. Coverage under the Company’s health and welfare benefit plans would also be extended to these individuals for a period of 24 months after termination under the circumstances previously described.

Pension Plan

Southern California Water Company maintains a noncontributory, defined benefit pension plan. Benefits are determined under a formula applied uniformly to all employees, regardless of position, and amounts depend on length of service at the average of the five highest consecutive years of compensation earned. For purposes of pension calculations, compensation includes salary and all other compensation but excludes bonuses, lump sum payments, and the value of personal use of Company vehicles and other perquisites. An employee who terminates employment after having at least five years of service with the Company has a vested interest in the Plan.

Benefits payable at retirement (at age 55 or beyond) are reduced by a percentage of primary Social Security benefits based upon years of credited service and are payable monthly. The following table illustrates the estimated annual benefits payable upon retirement, at age 65, for persons in the earnings classifications with years of service as shown, excluding Social Security deductions, for employees in the Southern California Water Company Pension Plan.

Pension Plan Table

Average Annual Salary for Highest Consecutive Five Years	Benefits Based on Length of Service

	15 Years	20 Years	25 Years	30 Years	35 Years	40 Years

$ 125,000	$37,500	$50,000	$62,500	$75,000	$87,500	$100,000
150,000	45,000	60,000	75,000	90,000	105,000	120,000
175,000	52,500	70,000	87,500	105,000	122,500	140,000
200,000	60,000	80,000	100,000	120,000	140,000	160,000
225,000	61,500	82,000	102,500	123,000	143,500	164,000
250,000	61,500	82,000	102,500	123,000	143,500	164,000
275,000	61,500	82,000	102,500	123,000	143,500	164,000
300,000	61,500	82,000	102,500	123,000	143,500	164,000
400,000	61,500	82,000	102,500	123,000	143,500	164,000
450,000	61,500	82,000	102,500	123,000	143,500	164,000
500,000	61,500	82,000	102,500	123,000	143,500	164,000

The executive officers of the Company in 2004 have the following credited years of service under the pension plan:

Name	Years of Service

Floyd E. Wicks	17
McClellan Harris III	14
Joel A. Dickson	14
James B. Gallagher	17
Susan L. Conway	16

The Plan provides a Special Early Retirement option for those employees for whom the sum of age and number of years of service, at retirement, equals at least 80.

The Southern California Water Company Pension Restoration Plan supplements retirement benefits payable to certain participants in the Southern California Water Company Pension Plan by making up benefits, which are reduced by virtue of Section 415 (a)(17) of the Internal Revenue Code of 1986, as amended.

The Company has a Retirement Plan for Non-Employee Directors (the “Non-Employee Directors Plan”) of the Company. This Non-Employee Directors Plan provides annual benefits to an eligible director in an amount equal to the annual retainer in effect at the director’s date of retirement. Benefits are payable in cash in monthly installments for a period equal to the shortest of (a) the period he or she was a director or (b) 10 years. In the case of a director’s death, benefits will continue to be received by that director’s surviving spouse for the remaining period for which the director would have been entitled to receive benefits except for death. Benefits are payable to directors after the age of 62 and after retirement from the Board, except that a director who ceases to be a director before attaining age 62 because of ill health or death may receive benefits immediately after retirement from the Board, or at such later date as he or she may request. Directors who are “removed for cause” are not eligible for benefits under the Non-Employee Directors Plan. As a condition of participation in the Non-Employee Directors Plan, an eligible director must agree to retire from the Board at the annual shareholders’ meeting occurring on or next following such director’s 72nd birthday, and to accept nomination as a director if requested by the Board (and to serve if so nominated) for at least 10 years after his or her first election to the Board. The Non-Employee Directors Plan contains change-in-control provisions, which provide for payment of an amount equal to ten years of retainer discounted at 6%. A change in control under the Non-Employee Directors Plan will occur in the same circumstances in which a change in control will occur under the Company’s change-in-control arrangements with its executive officers.

On May 20, 2003, the Board adopted the 2003 Non-Employee Directors Stock Plan (the “2003 Plan”), subject to shareholder approval at the Annual Meeting. See Proposal Two for a description of the 2003 Plan. Under the 2003 Plan, participants in the Non-Employee Directors Plan who continued to serve as non-employee directors at the 2003 annual meeting of shareholders were given the opportunity to elect to receive stock units under the 2003 Plan, subject to shareholder approval of the 2003 Plan, in lieu of their cash benefits under the Non-Employee Directors Plan. All of the eligible directors have elected to receive stock units in lieu of such benefits. Effective May 20, 2003, and subject to approval of the 2003 Plan, no additional directors may become participants in the Non-Employee Directors Plan.

Deferred Compensation Plan for Directors

Under the Company’s Deferred Compensation Plan for Directors, directors are entitled to defer a portion of their compensation until specified times after the deferral. Interest accrues on amounts deferred under this plan. None of the directors or nominees has currently deferred any income under the Deferred Compensation Plan for Directors.

Compensation Committee Interlocks and Insider Participation

Mr. Ross, as Chairman of the Board, serves as an ex-officio member of the Compensation Committee. The Compensation Committee recommends Mr. Ross’ compensation as Chairman of the Board. The Board of Directors determines Mr. Ross’ compensation. No other member of this Committee is a current or former officer or employee of the Company or any of its subsidiaries or affiliates. The Compensation Committee’s report on executive compensation is set forth below under “Board Committee Reports–Report on Executive Compensation”.

None of the executive officers of the Company is a member of the board of directors or the compensation committee of any company on which any of the Company’s directors serve as an executive officer, director or member of the compensation committee.

Board Committee Reports
Report of the Audit and Finance Committee

The Audit and Finance Committee operates under a written charter adopted by the Board of Directors and is composed of three directors - N.P. Dodge, Jr., Anne M. Holloway and Robert F. Kathol. Lloyd E. Ross, Chairman of the Company’s Board of Directors, is an ex-officio member of the Committee.

General
The Committee reviews the overall scope and plans for the respective audits of the internal and independent auditors. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of the internal controls and the overall quality of the Company’s financial reporting. The Committee oversees the Company’s financial reporting processes on behalf of the Board of Directors. Management has primary responsibility for the Company’s financial statements, internal controls, disclosure controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes. The independent auditors report directly to the Committee and the Board of Directors.

Committee Charter
The Committee conducts its responsibilities pursuant to its charter, an amended and restated copy of which is attached hereto as Attachment II.

Communication with Audit Committee
In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s internal controls have no material weakness and that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

Independence Discussions with Audit Committee
The Company’s independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 and the Committee discussed with the independent accountants that firm’s independence.

Recommendation for Inclusion in Form 10-K
Based upon the Committee’s discussion with management, the independent accountants, and the Committee’s review of the representations of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission.

Audit Committee
Robert F. Kathol - Chairperson
N.P. Dodge, Jr.
Anne M. Holloway

Report of the Compensation Committee

The Compensation Committee operates under a written charter adopted by the Board of Directors and is composed of five independent directors - James L. Anderson, Jean E. Auer, N.P. Dodge, Jr., Anne M. Holloway, and Robert F. Kathol. Lloyd E. Ross, Chairman of the Corporation’s Board of Directors, is an ex-officio member of the Committee.

The primary responsibility of the Compensation Committee is to review and make recommendations to the Board of Directors as to the appropriate level of compensation for the executive officers of the Company, including the Chief Executive Officer.

General Philosophy
In general, the executive compensation program is designed to reward, motivate and retain the skilled management necessary to achieve the Company’s goals of increasing shareholder value and maintaining leadership position within the industry. The Committee has established as its objective the design and implementation of a compensation program for executives that will (i) provide fair, equitable and reasonable compensation, (ii) reward excellent team and individual job performance and abilities, and (iii) attract, retain and motivate talented and experienced executives. In making its recommendations to the Board, the Compensation Committee takes into account the fact that both the California Public Utilities Commission and the Arizona Corporation Commission review executive salaries of regulated public utilities for reasonableness. Moreover, the Committee recognizes that, as a holding company of regulated public utilities, financial performance of the Company is constrained by and dependent upon not only the regulatory process but also a number of other factors beyond the Company’s immediate control, such as weather, water quality and water supply. As a result, executive compensation is based on a number of subjective and objective factors beyond the recent financial performance of the Company.

Executive Compensation Program
In determining individual compensation, the Committee considered the executive officer’s duties, the quality of his or her performance of those duties, the importance of the position, the contribution that each individual has made to the Company’s overall performance and its strategic positioning for the future. The Committee also considered whether an executive officer’s duties have expanded or otherwise materially changed from the previous year, the officer’s experience and value to the Company and the extent and frequency of prior adjustments to that officer’s salary. The Committee retained outside consultants and executive compensation specialists in evaluating the current compensation program and in implementing any changes. For executives other than the Chief Executive Officer, the Committee also considered recommendations made by the Chief Executive Officer.

Total compensation consists of three components – base salary, short-term incentives in the form of cash bonuses and dividend equivalent rights, and long-term incentives in the form of stock options. Adjustment to base salaries, after consideration of all relevant factors, allow for annual adjustments and avoid wide fluctuations in compensation from year to year. Salary ranges are set by periodic comparison to rates of pay for comparable positions within the utility industry and individual salaries are adjusted based on external salary levels, individual performance and changes in responsibilities.

The Committee determines executive compensation not only on base salary, but believes that executives should have the opportunity to earn a significant amount of variable pay based on the short and long-term performance of the Company. The Committee believes that stock-based incentives promote the success of the Company by attracting, motivating, rewarding, retaining and aligning the interests of executive officers with those of shareholders generally. Including all forms of compensation, an executive’s total annual compensation opportunity is such that at maximum performance levels, base salary plus awards under the Company’s existing AIP and the 2000  Plan is intended to yield annual compensation between the 60th and 75th percentiles of compensation for comparable positions at certain identified companies within the utility industry (the “Competitive Target Level”). Long-term incentives are provided through stock-based awards. The Compensation Committee has not yet reviewed the final audited results for 2003 to determine the awards that will be made.

During 2003, the 2000 Plan was amended, with shareholder consent, to increase the maximum aggregate number of Common Shares that may be delivered pursuant to awards to be granted under the 2000 Plan and to increase the maximum number of Common Shares that may be delivered pursuant to awards granted under the 2000 Plan to any one individual.

CEO Compensation
Floyd E. Wicks has been President and Chief Executive Officer of the Company since 1992. As with the compensation of the Company’s other executive officers, the Committee has chosen not to adopt a direct formula approach to determining Mr. Wicks’ base salary. Rather, the Committee reviewed a number of objective and subjective measures including the Competitive Target Level for Mr. Wicks’ position, the performance of the Company as a whole, his effectiveness in addressing local, industry-wide issues and specific issues facing the Company, business development, the Company’s immediate and long-term financial health and the performance of the Company’s stock price. In addition the Committee reviewed a consultant’s report entitled “American States Water Executive Compensation” dated October 17, 2002 and discussed its results with the consultant to the Committee. After the Committee’s deliberations and review, the Committee recommended and the Board of Directors authorized that Mr. Wicks’ base salary be established as $380,000. The Committee determined that, including base salary, maximum payouts under the Annual Incentive Plan and options granted under the 2000 Plan would place Mr. Wicks’ total compensation within the Competitive Target Level.

Section 162(m) Limitation
The Committee has reviewed the Company’s compensation structure in light of Section 162(m) of the Internal Revenue Code (the “Code”) which limits, subject to limited exceptions; the amount of compensation that the Company may deduct from its taxable income for any year to $1,000,000 for any of its five most highly compensated executives. In 2003, no executive officer’s compensation exceeded the limitation set by Section 162(m), and therefore such limitation is presently inapplicable to the Company. The Committee will address this limitation when and if it becomes meaningful.

Compensation Committee
James L. Anderson - Chairperson
Jean E. Auer
N.P. Dodge, Jr.
Anne M. Holloway
Robert F. Kathol

Proposal Two
The Non-Employee Directors Stock Plan

On May 20, 2003, the Board adopted the 2003 Non-Employee Directors Stock Plan (the “2003 Plan”), subject to shareholder approval at the Annual Meeting. The Board adopted the 2003 Plan to provide the non-employee directors with supplemental stock-based compensation and to encourage them to increase their stock ownership in the Company, and as a means to terminate the Non-Employee Directors Plan.

The Company maintains the Non-Employee Directors Plan, which provides for an annual cash retirement benefit to non-employee directors upon their retirement from service on the Board. Under the 2003 Plan, participants in the Non-Employee Directors Plan who continued to serve as non-employee directors at the 2003 annual meeting of shareholders were given the opportunity to elect to receive stock units under the 2003 Plan, subject to shareholder approval of the 2003 Plan, in lieu of their benefits under the Non-Employee Directors Plan. Effective May 20, 2003, and subject to approval of the 2003 Plan, no additional directors may become participants in the Non-Employee Directors Plan. All of the eligible directors have elected to receive stock units in lieu of such benefits.

Subject to shareholder approval of the 2003 Plan, an annual stock option award was granted to six (6) eligible directors immediately following the 2003 annual meeting of shareholders, which represented the annual stock option award provided for under the 2003 Plan, and stock units were credited to the stock unit accounts of six (6) eligible directors immediately following the 2003 annual meeting of shareholders, which represented the 2003 stock unit award provided for under the 2003 Plan. These grants are described in the “Specific Benefits” section below.

Specific Benefits
The following chart presents the benefits or amounts that will be received by or allocated to each of the following groups for each year during the term of the 2003 Plan to the extent that these benefits or amounts are determinable.

Subject to shareholder approval of the 2003 Plan, six stock option awards covering 1,000 shares each (an aggregate of 6,000 shares) were granted to the six non-employee directors of the Company as of May 20, 2003, which represented the 2003 annual stock option award pursuant to the terms of the 2003 Plan. In addition, subject to shareholder approval of the 2003 Plan, an aggregate of 29,032.26 stock units were credited to the stock unit accounts of six (6) eligible directors as of May 20, 2003, which represented the 2003 annual award of stock units pursuant to the terms of the 2003 Plan, and as of March 18, 2004 an aggregate of 940.73 stock units were credited as dividend equivalents with respect to such stock units and with respect to the 2003 stock option awards pursuant to the terms of the 2003 Plan.

2003 Non-Employee Directors Stock Plan

Name and Principal Position	Number of Shares Underlying Stock Options	Number of Units

Floyd E. Wicks, President and Chief Executive Officer.	Not eligible	Not eligible
McClellan Harris III, Senior Vice President of Finance, Chief Financial Officer, Treasurer and Secretary	Not eligible	Not eligible
Joel A. Dickson, Senior Vice President	Not eligible	Not eligible
Susan L. Conway, Senior Vice President of Administrative Services	Not eligible	Not eligible
Denise L. Kruger, Senior Vice President of Operations	Not eligible	Not eligible
Executive Officers as a Group	Not eligible	Not eligible
Non-Executive Director Group ([6] persons)	6,000/year(1)	29,972.99(2)
Non-Executive Officer Employee Group	Not eligible	Not eligible

(1)

Represents the number of shares subject to each annual grant of stock options for calendar years 2003 through 2013, assuming, among other future variables, that there continues to be 6 eligible directors seated. Stock options covering an aggregate of 6,000 shares were granted as of May 20, 2003, contingent on shareholder approval of the 2003 Plan.

(2)

Represents the aggregate number of stock units credited to the stock units accounts of eligible directors, contingent on shareholder approval of the 2003 Plan. Of this amount, 29,032.26 were credited as the 2003 annual award of stock units on May 20, 2003, and 780.79 were credited as dividend equivalents with respect to such stock unit awards, and 159.94 were credited as dividend equivalents with respect to the 2003 annual stock option awards as of March 18, 2004.

The amount or number of stock units authorized by the 2003 Plan in calendar year 2004 and for future years during the term of the 2003 Plan are not currently determinable because the number of stock units depends on future variables such as stock prices, aggregate compensation amounts, the payment of dividends and the number of eligible directors.

Summary Description of the 2003 Plan
The following is a summary of the principal terms of the 2003 Plan. Because it is not a complete description of all of the terms and conditions of the 2003 Plan, the summary is qualified in its entirety by the full text of the 2003 Plan attached as Attachment III to this proxy statement.

Purpose. The purpose of the 2003 Plan is to attract, motivate and retain non-employee directors by providing them with supplemental stock-based compensation and to encourage them to increase their stock ownership in the Company.

Eligibility. Only the Company’s non-employee directors are eligible to participate in the 2003 Plan. As of March 18, 2004, there will be six (6) non-employee directors on the Board.

Administration. The Board has appointed the Compensation Committee to administer the 2003 Plan. The Compensation Committee will have broad authority under the 2003 Plan, including, for example, the authority:

•	to construe and interpret the 2003 Plan and to resolve any questions concerning the amount of benefits payable to a participant;
•	to determine adjustments to 2003 Plan terms responsive to extraordinary transactions;
•	to make and publish forms, rules and procedures for the administration of the 2003 Plan; and
•	to delegate ministerial, day-to-day administrative details and non-discretionary duties and functions to the Company’s officers and employees.

Shares Authorized. The Board has authorized an aggregate of 250,000 Common Shares that may be issued or delivered under the 2003 Plan, subject to certain antidilution and other adjustments referenced in Section 6 of the 2003 Plan. If shares that are reserved to be issued on the exercise of stock options or in payment of stock units are not issued because the award terminates or expires without payment in shares, the shares will remain available for future grants or accretions.

If grants contemplated would exceed 2003 Plan limits, the Company will prorate any new grants of stock options and credits of stock units among the participants, giving priority to stock options. If no additional shares are available for issuance, participants will not be granted additional stock options or credited with stock units and dividend equivalents will be paid in cash.

The 2003 Plan will not limit the authority of the Board or the Compensation Committee to grant awards or authorize any other compensation, with or without reference to the Common Shares, under any other plan or authority.

Types of Awards.The 2003 Plan authorizes the grant of stock options and stock units. Stock units, subject to very limited exception, are payable solely in shares of the Company’s Common Shares.

Stock Options. The stock options granted under the 2003 Plan will be 10-year nonqualified stock options. The exercise price of the stock options will be 100% of the fair market value of the Common Shares on the date of grant. Full payment for the Common Shares purchased on the exercise of any option must be made at the time of exercise in any one or a combination of the following: cash, check, electronic funds transfer, or delivery of previously owned Common Shares. Stock options granted under the 2003 Plan are fully vested and exercisable upon the date of grant and are subject to earlier termination as provided in the 2003 Plan.

The 2003 Plan provides for an annual grant of stock options (without any further action by the Compensation Committee) on the date of each annual meeting of shareholders during the term of the 2003 Plan, commencing with the 2003 annual meeting, to each eligible director in office immediately after such annual meeting, contingent on shareholder approval of the 2003 Plan. Each annual grant is an option to purchase

1,000 Common Shares. If any person who was not an eligible director at the immediately preceding annual meeting at which an annual option award was made becomes an eligible director within six months after such annual meeting, then he or she will be granted (without any further action by the Compensation Committee) an option to purchase 1,000 Common Shares on the date that he or she takes office. Outstanding stock options earn dividend equivalent stock units as described below.

If an eligible director’s service as a director terminates due to death, disability or retirement, the director will have until the date his or her options expire to exercise his or her options. If an eligible director’s service as a director terminates for any reason other than death, disability, retirement or for cause, the director will have three years from the date the director’s service terminates to exercise his or her options. If the director’s service is terminated for cause, his or her options will terminate on the date the director’s service is terminated.

In general, the current federal income tax consequences of nonqualified stock options are as follows: the Company is generally entitled to deduct, and the participant will recognize taxable income in, an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. Once exercised, the participant will receive capital treatment on any further gain or loss.

Stock Units. A stock unit represents an unfunded bookkeeping entry which serves as a unit of measurement relative to one share of Common Shares for purposes of determining the payment in shares of a deferred benefit or right. Subject to limited exception, all stock units are payable solely in Common Shares. Stock units credited under the 2003 Plan are at all times fully vested and non-forfeitable.

Contingent 2003 Stock Unit Awards to Non-Employee Directors. Subject to shareholder approval of the 2003 Plan, as of the date of the 2003 annual meeting, the stock unit account of each person who was continuing in office as an eligible director immediately after such meeting and elected to waive all benefits under the Non-Employee Directors Plan in exchange for the participation in the Stock Unit Award feature of the 2003 Plan was credited with a number of stock units equal to (1) $15,000, multiplied by (2) the lesser of (i) the eligible director’s years of prior Board service or (ii) 10, divided by (3) the fair market value of a Common Share on the last trading date prior to the 2003 annual meeting. In addition, subject to shareholder approval of the 2003 Plan, as of the date of the 2003 annual meeting, the stock unit account of each person who first became an eligible director at such annual meeting was credited with a number of stock units equal to (1) the amount of the then-current annual retainer divided by (2) the fair market value of a Common Share on the last trading date prior to the 2003 annual meeting. The fair market value of a Common Share on the last trading date prior to the 2003 annual meeting was $25.15 and the annual retainer for 2003 was $15,000.

Annual Stock Unit Awards.As of the date of each annual meeting of shareholders commencing in 2004, the stock unit account of each eligible director in office immediately following the annual meeting will be credited with a number of stock units equal to (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for that year, divided by (2) the fair market value of a Common Share on the last trading date prior to such annual meeting. However, in no event may the stock unit account of an eligible director be credited with stock units with respect to more than 10 years of service.

Except as provided below, stock units credited to an eligible director’s stock unit account under the 2003 Plan will become payable in shares of Common Stock upon his or her termination of service as a director to the Company. The payment of stock units will be made in a lump sum as soon as practicable, but no later than 30 days, following the eligible director’s termination of service unless the director is eligible and timely elects to receive a distribution in up to ten substantially equal annual installments.

Dividend Equivalents.As of each dividend record date, each eligible director’s stock unit account will be credited with a number of stock units equal to an amount that represents the dividends that would have been payable as of the record date on the aggregate number of units then credited to his or her stock unit account divided by the fair market value of a Common Share on the dividend record date. Dividend equivalent stock units are paid at the same time and in the same manner as the stock units to which they relate.

In addition, as of each dividend record date, each eligible director’s stock option dividend equivalent account will be credited with a number of stock units equal to an amount that represents the dividends that would have been payable as of the record date on the aggregate number of shares subject to each outstanding stock option divided by the fair market value of a Common Share on the dividend record date. Stock units credited with respect to a stock option become payable on the earlier to occur of the date the option is exercised or three years from the date the option was granted.

In general, the current federal income tax consequences of stock units are as follows: The Company is generally entitled to deduct, and the participant will recognize taxable income in, an amount equal to the fair market value of the shares distributed in payment of stock units at the time of payment. Once the shares are distributed, the participant will receive capital treatment on any further gain or loss.

Restrictions on Transfer. Subject to customary exceptions, stock options and stock units are generally non-transferable, except by will or the laws of descent and distribution or beneficiary designation. The Compensation Committee, however, may permit certain transfers of stock options if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes to certain related persons or entities and without consideration (other than nominal consideration or in an exchange for interests in authorized transferees).

Adjustment. The number and kind of shares available for issuance or transfer under the 2003 Plan and outstanding stock options and stock units, as well as the exercise price of stock options, are subject to adjustment and in some cases, termination upon certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company’s shareholders.

Termination of or Changes to the 2003 Plan or Awards. The Board may not amend the 2003 Plan or an outstanding stock option to reduce the exercise price. Otherwise, the Board may amend or terminate the 2003 Plan (including outstanding awards) and does not contemplate seeking shareholder approval for amendments except to the extent required by applicable law or rule of the New York Stock Exchange or deemed necessary or advisable by the Board. (See Section 9 of the 2003 Plan.) However, no amendment or termination may cancel or adversely affect a participant’s rights with respect to amounts or stock units credited to his or her stock unit account or options granted, without his or her consent, except as otherwise provided in the 2003 Plan.

Securities Underlying Stock Options and Stock Units. The market value of a Common Share as of March 18, 2004 was $24.75. The Company has registered the 250,000 shares available under the 2003 Plan under the Securities Act of 1933.

Vote Required
The Board has approved the 2003 Plan and believes it to be in the best interests of the Company and the shareholders. All non-employee directors are eligible to receive awards under the 2003 Plan and thus have a personal interest in its approval.

The Board unanimously recommends a vote FOR the approval of the 2003 Non-Employee Directors Stock Plan.

The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this Proposal is required for approval of the 2003 Plan. In addition, the total vote cast on this Proposal must represent over 50% in interest of all shares entitled to vote on this Proposal in order for this Proposal to become effective.

Proposal Three
Ratify the Appointment of PricewaterhouseCoopers LLP as the Independent Auditors

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company’s independent public accountants for the year ended December 31, 2003, subject to ratification by the Company’s shareholders. Representatives of PricewaterhouseCoopers LLP are expected to be in attendance at the Annual Meeting of Shareholders and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the Annual Meeting.

Stock Performance Graph

The following graph compares the Company’s cumulative total shareholder return on its Common Shares with the cumulative total return of (i) the Standard & Poor’s 500 Stock Index, and (ii) the Dow Jones Water Utility Index.

The cumulative total shareholder return computations set forth in the Stock Performance Graph assume an initial investment of $100 made on December 31, 1998 in each of the Company’s Common Shares, the Standard & Poor’s 500 Stock Index and the Dow Jones Water Utility Index. The computations also assume reinvestment of all dividends. As with any investment, the historical performance reflected in the Stock Performance Graph is not necessarily indicative of future performance.

Comparison of Five Year Cumulative Total Return*
Among American States Water Company, the Standard & Poor’s 500 Stock Index
and the Dow Jones Water Utilities Index

	Cumulative Total Return

	12/98	12/99	12/00	12/01	12/02	12/03

American States Water Company	100.00	137.74	147.31	145.14	149.21	167.07
S&P 500 Index	100.00	121.04	110.02	96.95	75.52	97.18
Dow Jones Water Utilities Index	100.00	94.44	109.88	154.95	164.12	231.61

*$100 Invested on 12/31/98 in stock or index — including reinvestment of dividends. Fiscal year-ending December 31.

Security Ownership of Certain Beneficial Owners

Based upon public information known to and believed to be correct by the Company, there were no beneficial owners of more than five percent of any class of the Company’s voting securities on March 18, 2004.

Information on Independent Public Accountants

The Audit Committee has reviewed the advisability and acceptability of utilizing the Company’s external auditor PricewaterhouseCoopers LLP, for non-audit services. In reviewing this area, the Committee focused on the ability of the external auditor to maintain independence. Based on input from management and a review of procedures established within the external audit firm, the Committee finds that it is both advisable and acceptable to employ the external auditor for certain limited non-audit services, from time-to-time. Except as set forth in the policies and procedures relating to non-audit services, a copy of which is attached to this proxy statement as Attachment I, the Audit and Finance Committee will review and approve all services to be provided by PricewaterhouseCoopers LLP before the firm is retained.

Representatives of PricewaterhouseCoopers LLP will be in attendance at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from those attending the meeting.

Audit Fees
Fees for the fiscal year 2003 audit and quarterly reviews aggregate an amount of $151,923, of which all was paid to PricewaterhouseCoopers, LLP as of March 18, 2004. Fees for the fiscal year 2002 audit and quarterly reviews aggregated $216,352, of which all has been paid.

Audit-Related Fees
Aggregate fees billed for all other services for fiscal year 2003 were $874,716 all of which were audit related fees. Aggregate fees billed for all other services for fiscal year 2002 were $103,308. Audit-related fees include statutory audits of subsidiaries; benefit plan audits, accounting consultation, attest services under professional standards, assistance with registration statements, comfort letters and consents.

Tax Fees

Aggregated fees billed and paid for tax services for fiscal year 2003 were $42,305. Aggregated fees billed and paid for tax services for fiscal year 2002 were $57,080.

Other Fees

No fees were billed or paid for fiscal year 2003 or 2002 relating to other services. The Audit and Finance Committee has reviewed and approved the non-audit services provided by PricewaterhouseCoopers LLP.

Other Matters

Management of the Company knows of no business, other than that mentioned above, to be transacted at the Annual Meeting, but if other matters properly come before the Annual Meeting, including any proposal to adjourn the Annual Meeting it is the intention of the persons named in the enclosed proxy to vote in regard thereto in accordance with their judgment, and discretionary authority to do so is included in the proxy.

Unless otherwise instructed, the named proxies intend to vote in favor of any proposal to adjourn the Annual Meeting in order to enable management to continue to solicit proxies in favor of any proposal set forth in this Proxy Statement that has not obtained the requisite vote in favor of the proposal on the date of the Annual Meeting.

Proposals for Next Annual Meeting

Requirements for Shareholder Proposals to be Brought Before an Annual Meeting
For shareholder proposals to be considered before an annual meeting by a shareholder, the shareholder must have given timely notice in writing to the Secretary of the Company. To be timely for the 2005 Annual Meeting, a shareholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company not less than 75 days nor more than 90 days prior to the first anniversary of the 2005 Annual Meeting; provided however that in the event that the annual meeting date is changed by more than 30 days from such anniversary date, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the meeting was mailed or public disclosure of the date of the meeting was made. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the matter to be brought before the annual meeting and the reasons for conducting such matter at the annual meeting, (ii) the name and record address of the shareholder proposing such business (and the name and address of the beneficial owner, if any), (iii) the class and number of shares of the Company which are owned by the shareholder, and (iv) any material interest of the shareholder in such matter.

Requirements for Shareholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials
Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended and intended to be presented at the Company’s 2005 Annual Meeting of Shareholders must be received by the Company not later than December 2, 2004 in order to be considered for inclusion in the Company’s proxy materials for that meeting and must satisfy the requirements for such proposals set forth in the Rule.

Additional Information

The Company undertakes, on written request, to provide, without charge, to each person from whom the accompanying proxy is solicited, with a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission, including the financial statements and schedules. Requests should be addressed to American States Water Company, 630 East Foothill Boulevard, San Dimas, California 91773, to the attention of Office of the Secretary.

Shareholder Communications Disclosure

Shareholders may, at any time, communicate in writing with any particular director, or non-management directors as a group, by sending such written communication to the Secretary of the Company at the Company’s address. Copies of written communications received at such address will be provided to the relevant director or the non-management directors as a group unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, ordinary work employee grievances, communications that do not relate directly or indirectly to the Company or the Company’s business or communications that relate to improper or irrelevant topics.

Attachment I

Policy Statement of Audit, Audit-Related, Tax and
Other Services provided by the Independent Auditor

I.            Purpose
                         The purpose of this policy (the “Policy”) is to specify guidelines and procedures designed to maintain the independence of the independent auditor (the “Auditor”) retained by American States Water Company and its subsidiaries (collectively, the “Company”) and to assist the Company’s compliance with Section 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”).

                          The Company recognizes the importance of maintaining the independence of the Auditor and believed that maintaining independence is a shared responsibility borne by management, the Company’s audit committee (the “Audit Committee”) and the Auditor. Recognizing that situation may arise where it is in the vest interests of the Company of the Auditor to perform services in addition to the annual audit of the Company’s financial statements, this policy sets forth guidelines and procedures with respect to approval of audit, audit-related, tax and other services designed to achieve the continued independence of the Auditor when it is retained to perform such services for the Company.

II.           Administration
                         This Policy is administered by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee (a “Designated Member”), who are independent as defined under the applicable New York Stock Exchange listing standards, the authority to grant pre-approvals of audit and non-audit services (other than Prohibited Service (as defined below)) requiring the Audit Committee approval where the Designated Member believes it is desirable to pre-approve such services prior to the next regularly scheduled Audit Committee meeting. The decisions of a Designated Member to pre-approve any such services from one regularly scheduled Audit Committee meeting to the next shall be reported to the Audit Committee.

III.          Permitted Service Categories
                         The Company has defined the following four (4) categories of services which all require pre-approval by the Audit Committee as specified below:

A. Category One – Audit Services

1. Definition of Audit Services

“Audit Services” are services rendered by the Auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports filed with the SEC or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements.

2. Services included within the Definition of Audit Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Audit Services:

(a)	Consolidated Audit
(b)	Statutory Audits
(c)	Review of Quarterly Financial Statements
(d)	SAS 70 Audits
(e)	Accounting Research Assistance
(f)	Reporting on Management’s Internal Control Assertions
(g)	SEC Consultation regarding Registration Statements and Reporting
(h)	Tax Accrual Related Matters

(i)	Implementation of New Accounting Standards
(j)	Audits of Opening Balance Sheet of Acquired Companies
(k)	Compliance Letters
(l)	Provision of Comfort Letters
(m)	Regulatory Reviews and Assistance Regarding Financial Matters
(n)	Permitted Actuarial Reviews Supporting an Audit

Subject to applicable law the Audit Committee may, by resolution or by amendment to this Policy, change the list of services designated as Audit Services.

3. Approval of Audit Services

On an annual basis, management will submit to the Audit Committee for approval an annual audit and accounting services plan (the “Service Plan”) prepared by management and the Auditor that outlines, among other things, the scope of work that the Auditor considers necessary for the Auditor to render an opinion on the Company’s consolidated financial statements and the scope of the other Audit Services anticipated by management to be provided by the Auditor through the end of the current audit cycle. The Service Plan shall include a detailed description and estimate of the fees associated with the upcoming audit. The Audit Committee’s approval of the Audit Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Audit services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member. The Service Plan relating to an audit for a given fiscal year will be submitted to the Audit Committee for approval at a regular Audit Committee meeting.

4. Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Audit Services performed (including a comparison of the Audit Services performed to the cost range previously approved the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Audit Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

B. Category Two – Audit Related Services

1. Definition of Audit Related Services

“Audit Related Services” are assurance and related services performed by the Auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included under Section III(A)(1) of this Policy. Subject to applicable law, in determining the scope of Audit Related Services, the Audit Committee should consider accounting professional standards pronouncements (e.g., AICPA).

2. Services Included within the Definition of Audit Related Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Audit Related Services:

(a)	Financial and Tax Due Diligence
(b)	Benefit Plan Audits
(c)	AICPA Agreed-Upon Procedures
(d)	Security and Privacy Control Related Assessments
(e)	Technology Control Assessments
(f)	Enterprise Security Architecture Assessment
(g)	Accounting Consultations and Audits in Connection with Acquisitions

3. Approval of Audit Related Services
On a periodic basis management will prepare a list of Audit Related Services that management believes will be necessary or desirable for the Company to attain from the Auditor to attain the

Company’s business objectives. Management will also prepare an estimate of the cost for performing each Audit Related Service on such list. The Service Plan shall incorporate the list and estimate. Such list and estimate as so incorporated in to the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Audit Related Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Audit Related Services in excess of such cost range shall require separate approval for the Audit Committee or the Designated Member.

4. Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Audit Related Services performed (including a comparison of the Audit Related Service performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Audit Related Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

C. Category Three – Tax Services

1. Definition of Tax Services

“Tax Services” means professional services rendered by the Auditor for tax compliance, tax advice, and tax planning; provided, however, that tax advocacy services are not included within the definition of Tax Services.

2. Services Included within the Definition of Tax Services

(a)	Tax Planning and Support
(b)	Tax Controversy Assistance, but only to the extent such assistance does not constitute Tax Advocacy Services
(c)	Expatriate Tax Services
(d)	Employee Benefit Tax Services
(e)	Tax Compliance and Support
(f)	Tax Opinions
(g)	Tax Compliance and Related Support for Company Executives

Subject to applicable law, the Audit Committee may, be resolution or by amendment of this Policy, change the list of services designated as Tax Services.

3. Approval of Tax Services

On a periodic basis management will prepare a list of Tax Services that management believes will be necessary or desirable for the Company to attain from the Auditor to attain the Company’s business objectives. Management will also prepare an estimate of the cost for performing each Tax Service on such list. The Service Plan shall incorporate the list and estimate. Such list an estimate as so incorporated into the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Tax Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Tax Services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member.

4. Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Tax Services performed (including a comparison of the Tax Services performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Tax Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

D. Category Four – Other Services

1. Definition of Other Services
“Other Services” are services that may legally be performed by the Auditor, but do not fall within the scope of Audit Services, Audit Related Services or Tax Services.

2. Services Included within the Definition of Other Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Other Services:

(a)	Corporate Finance Modeling Assistance
(b)	Permitted Actuarial Reviews and Assistance
(c)	Business Risk Management Support
(d)	Merger Integration Support

Subject to applicable law, the Audit Committee may, by resolution or by amendment of this Policy, change the list of services designated as Other Services.

            3.       Approval of Other Services
On a periodic basis, management will prepare a list of Other Services that management believes will be necessary and desirable for the Company to attain from the Auditor to attain the Company’s business objectives. Management will also prepare an estimate of the cost for performing each Other Service on such list. The Service Plan shall incorporate the list and estimate. Such list and estimate as so incorporated into the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Other Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Other Services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member.

            4.       Audit Committee Reporting Procedure
Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Other Services performed (including a comparison of the Other Services performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Other Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

IV.          Prohibited Services
                       Section 201 of the Sarbanes-Oxley Act of 2002 makes it unlawful for the Auditor (and any associated person of that firm, to the extent determined appropriate by the SEC) to provide the Company, contemporaneously with the Audit Services, any non-audit service (a “Prohibited Service”), including the following:

1.	Bookkeeping or Other Service related to Accounting Records or Financial Statements of the Audit Client
2.	Financial Information System Design or Implementation
3.	Appraisal or Valuation Services, Fairness Opinions, or Contributions In-Kind Reports
4.	Actuarial Services
5.	Internal Audit Outsourcing Services
6.	Management Function or Human Resources
7.	Broker or Dealer, Investment Adviser, or Investment Banking Services
8.	Legal Services and Expert Services unrelated to the Audit
9.	Any Other Service that the Public Company Accounting Oversight Board determines by Regulation is Impermissible

                         Accordingly, this Policy prohibits the Auditor from performing any Prohibited Services.

V.          Audit Committee Pre-Approval Process; De Minimis Exception
                         The Company has defined the following four (4) categories of services which all require pre-approval by the Audit Committee as specified below:

A.	Pre-Approval Process

1.

In order to implement the pre-approval aspects of this Policy as set forth above, management shall submit to the Audit Committee the following items at each regularly scheduled audit committee meeting:

(a)	A report summarizing the services provided to the Company by the Auditor since the last Audit Committee meeting and all fees paid or accrued in connection with those services
(b)

A request for approval of any additional Audit Services, Audit Related Services, Tax Services or Other Services that management desires the Auditor to perform and that are not already approved by the audit Committee as part of an existing approved Service Plan

(c)

An updated projection for the Company’s current fiscal year, presented in a manner consistent with Item 9 of Schedule 14A of the Securities Exchange Act of 1934; as amended, of the estimated annual fees to be paid to the Auditor

2.

Prior to approving any Tax Services or Other Services, the Audit Committee shall obtain from the Auditor a description of each such Tax Service or Other Service and a statement by the Auditor setting forth the reasons why the rendering of such services do not compromise the Auditor’s independence. This description and statement by the Auditor may be incorporated into the Service Plan or as an exhibit thereto.

B.	De Minimis Exception

The pre-approval requirements of this Policy are waived with respect to the provision of non-audit services by the Auditor for the Company if-
1.

The aggregate amount of all such non-audit services provided to the Company constitutes not more that 5 percent of the total amount of revenues paid by the Company for its Auditor during the fiscal year in which the non-audit services are provided

	2.	Such services were not recognized by the Company at the time of the engagement to be non-audit services
	3.	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by the Designated Member

VI.          Policy Amendments and Termination
                          The Audit Committee, acting at a meeting or by written consent in accordance with applicable law, may (a) supplement, amend or otherwise modify this Policy in an manner consistent with applicable laws governing Auditor Independence and (b) terminate this Policy.

VII.        Effective Date
                          This Policy shall be effective February 2, 2004, the date that this Policy was approved by the Audit Committee, and shall continue until terminated by the Audit Committee.

VIII.      Purpose
                         The purpose of this policy (the “Policy”) is to specify guidelines and procedures designed to maintain the independence of the independent auditor (the “Auditor”) retained by American States Water Company and its subsidiaries (collectively, the “Company”) and to assist the Company’s compliance with Section 201 and 202 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”).

                         The Company recognizes the importance of maintaining the independence of the Auditor and believed that maintaining independence is a shared responsibility borne by management, the Company’s audit committee (the “Audit Committee”) and the Auditor. Recognizing that situation may arise where it is in the vest interests of the Company of the Auditor to perform services in addition to the annual audit of the Company’s financial statements, this policy sets forth guidelines and procedures with respect to approval of audit, audit-related, tax and other services designed to achieve the continued independence of the Auditor when it is retained to perform such services for the Company.

IX.       Administration
                         This Policy is administered by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee (a “Designated Member”), who are independent as defined under the applicable New York Stock Exchange listing standards, the authority to grant pre-approvals of audit and non-audit services (other than Prohibited Service (as defined below)) requiring the Audit Committee approval where the Designated Member believes it is desirable to pre-approve such services prior to the next regularly scheduled Audit Committee meeting. The decisions of a Designated Member to pre-approve any such services from one regularly scheduled Audit Committee meeting to the next shall be reported to the Audit Committee.

X.          Permitted Service Categories
                         The Company has defined the following four (4) categories of services which all require pre-approval by the Audit Committee as specified below:

A.	Category One – Audit Services

	1.	Definition of Audit Services

“Audit Services” are services rendered by the Auditor for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s quarterly reports filed with the SEC or services that are normally provided by the Auditor in connection with statutory and regulatory filings or engagements.

	2.	Services included within the Definition of Audit Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Audit Services:

		(a)	Consolidated Audit
		(b)	Statutory Audits
		(c)	Review of Quarterly Financial Statements
		(d)	SAS 70 Audits
		(e)	Accounting Research Assistance
		(f)	Reporting on Management’s Internal Control Assertions
		(g)	SEC Consultation regarding Registration Statements and Reporting
		(h)	Tax Accrual Related Matters
		(i)	Implementation of New Accounting Standards
		(j)	Audits of Opening Balance Sheet of Acquired Companies
		(k)	Compliance Letters
		(l)	Provision of Comfort Letters

		(m)	Regulatory Reviews and Assistance Regarding Financial Matters
		(n)	Permitted Actuarial Reviews Supporting an Audit

Subject to applicable law the Audit Committee may, by resolution or by amendment to this Policy, change the list of services designated as Audit Services.

	3.	Approval of Audit Services

On an annual basis, management will submit to the Audit Committee for approval an annual audit and accounting services plan (the “Service Plan”) prepared by management and the Auditor that outlines, among other things, the scope of work that the Auditor considers necessary for the Auditor to render an opinion on the Company’s consolidated financial statements and the scope of the other Audit Services anticipated by management to be provided by the Auditor through the end of the current audit cycle. The Service Plan shall include a detailed description and estimate of the fees associated with the upcoming audit. The Audit Committee’s approval of the Audit Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Audit services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member. The Service Plan relating to an audit for a given fiscal year will be submitted to the Audit Committee for approval at a regular Audit Committee meeting.

	4.	Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Audit Services performed (including a comparison of the Audit Services performed to the cost range previously approved the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Audit Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

B.	Category Two – Audit Related Services

	1.	Definition of Audit Related Services

“Audit Related Services” are assurance and related services performed by the Auditor that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not included under Section III(A)(1) of this Policy. Subject to applicable law, in determining the scope of Audit Related Services, the Audit Committee should consider accounting professional standards pronouncements (e.g., AICPA).

	2.	Services Included within the Definition of Audit Related Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Audit Related Services:

		(a)	Financial and Tax Due Diligence
		(b)	Benefit Plan Audits
		(c)	AICPA Agreed-Upon Procedures
		(d)	Security and Privacy Control Related Assessments
		(e)	Technology Control Assessments
		(f)	Enterprise Security Architecture Assessment
		(g)	Accounting Consultations and Audits in Connection with Acquisitions

	3.	Approval of Audit Related Services

On a periodic basis management will prepare a list of Audit Related Services that management believes will be necessary or desirable for the Company to attain from the Auditor to attain the Company’s business objectives. Management will also prepare an estimate of the cost for performing each Audit Related Service on such list. The Service Plan shall incorporate the list and estimate. Such list and estimate as so incorporated in to the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Audit Related Services within any given year shall be subject to a cost range based on the Service

Plan presented to the Audit Committee. Audit Related Services in excess of such cost range shall require separate approval for the Audit Committee or the Designated Member.

	4.	Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Audit Related Services performed (including a comparison of the Audit Related Service performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Audit Related Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

C.	Category Three – Tax Services

	1.	Definition of Tax Services

“Tax Services” means professional services rendered by the Auditor for tax compliance, tax advice, and tax planning; provided, however, that tax advocacy services are not included within the definition of Tax Services.

	2.	Services Included within the Definition of Tax Services

		(a)	Tax Planning and Support
		(b)	Tax Controversy Assistance, but only to the extent such assistance does not constitute Tax Advocacy Services
		(c)	Expatriate Tax Services
		(d)	Employee Benefit Tax Services
		(e)	Tax Compliance and Support
		(f)	Tax Opinions
		(g)	Tax Compliance and Related Support for Company Executives

Subject to applicable law, the Audit Committee may, be resolution or by amendment of this Policy, change the list of services designated as Tax Services.

	3.	Approval of Tax Services

On a periodic basis management will prepare a list of Tax Services that management believes will be necessary or desirable for the Company to attain from the Auditor to attain the Company’s business objectives. Management will also prepare an estimate of the cost for performing each Tax Service on such list. The Service Plan shall incorporate the list and estimate. Such list an estimate as so incorporated into the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Tax Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Tax Services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member.

	4.	Audit Committee Reporting Procedures

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Tax Services performed (including a comparison of the Tax Services performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Tax Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

D.	Category Four – Other Services

	1.	Definition of Other Services
“Other Services” are services that may legally be performed by the Auditor, but do not fall within the scope of Audit Services, Audit Related Services or Tax Services.

2.	Services Included within the Definition of Other Services
Although not an exhaustive list, the following services are the types of services that are included within the definition of Other Services:
	(a)	Corporate Finance Modeling Assistance
	(b)	Permitted Actuarial Reviews and Assistance
	(c)	Business Risk Management Support
	(d)	Merger Integration Support

Subject to applicable law, the Audit Committee may, by resolution or by amendment of this Policy, change the list of services designated as Other Services.

3.	Approval of Other Services

On a periodic basis, management will prepare a list of Other Services that management believes will be necessary and desirable for the Company to attain from the Auditor to attain the Company’s business objectives. Management will also prepare an estimate of the cost for performing each Other Service on such list. The Service Plan shall incorporate the list and estimate. Such list and estimate as so incorporated into the Service Plan shall be submitted to the Audit Committee for approval at a regular Audit Committee meeting. The Audit Committee’s approval of the Other Services within any given year shall be subject to a cost range based on the Service Plan presented to the Audit Committee. Other Services in excess of such cost range shall require separate approval from the Audit Committee or the Designated Member.

4.	Audit Committee Reporting Procedure

Management shall report to the Audit Committee at each regularly scheduled Audit Committee meeting regarding the Other Services performed (including a comparison of the Other Services performed to the cost range previously approved by the Audit Committee) and the fees paid for those services through the date of the meeting. The Designated Member shall report on any Other Services not included in the Service Plan that were approved by the Designated Member since the last regularly scheduled Audit Committee meeting.

XI.          Prohibited Services
                         Section 201 of the Sarbanes-Oxley Act of 2002 makes it unlawful for the Auditor (and any associated person of that firm, to the extent determined appropriate by the SEC) to provide the Company, contemporaneously with the Audit Services, any non-audit service (a “Prohibited Service”), including the following:
1.	Bookkeeping or Other Service related to Accounting Records or Financial Statements of the Audit Client
2.	Financial Information System Design or Implementation
3.	Appraisal or Valuation Services, Fairness Opinions, or Contributions In-Kind Reports
4.	Actuarial Services
5.	Internal Audit Outsourcing Services
6.	Management Function or Human Resources
7.	Broker or Dealer, Investment Adviser, or Investment Banking Services
8.	Legal Services and Expert Services unrelated to the Audit
9.	Any Other Service that the Public Company Accounting Oversight Board determines by Regulation is Impermissible

Accordingly, this Policy prohibits the Auditor from performing any Prohibited Services.

XII.          Audit Committee Pre-Approval Process; De Minimis Exception
                         The Company has defined the following four (4) categories of services which all require pre-approval by the Audit Committee as specified below:

A.	Pre-Approval Process

1.

In order to implement the pre-approval aspects of this Policy as set forth above, management shall submit to the Audit Committee the following items at each regularly scheduled audit committee meeting:

(a)	A report summarizing the services provided to the Company by the Auditor since the last Audit Committee meeting and all fees paid or accrued in connection with those services
(b)

A request for approval of any additional Audit Services, Audit Related Services, Tax Services or Other Services that management desires the Auditor to perform and that are not already approved by the audit Committee as part of an existing approved Service Plan

(c)

An updated projection for the Company’s current fiscal year, presented in a manner consistent with Item 9 of Schedule 14A of the Securities Exchange Act of 1934; as amended, of the estimated annual fees to be paid to the Auditor

2.

Prior to approving any Tax Services or Other Services, the Audit Committee shall obtain from the Auditor a description of each such Tax Service or Other Service and a statement by the Auditor setting forth the reasons why the rendering of such services do not compromise the Auditor’s independence. This description and statement by the Auditor may be incorporated into the Service Plan or as an exhibit thereto.

B.	De Minimis Exception

The pre-approval requirements of this Policy are waived with respect to the provision of non-audit services by the Auditor for the Company if-
1.

The aggregate amount of all such non-audit services provided to the Company constitutes not more that 5 percent of the total amount of revenues paid by the Company for its Auditor during the fiscal year in which the non-audit services are provided

	2.	Such services were not recognized by the Company at the time of the engagement to be non-audit services
	3.	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by the Designated Member

XIII.      Policy Amendments and Termination
                         The Audit Committee, acting at a meeting or by written consent in accordance with applicable law, may (a) supplement, amend or otherwise modify this Policy in an manner consistent with applicable laws governing Auditor Independence and (b) terminate this Policy.

XIV.     Effective Date
                         This Policy shall be effective February 2, 2004, the date that this Policy was approved by the Audit Committee, and shall continue until terminated by the Audit Committee.

Adopted by the Audit Committee
On February 2, 2004

Attachment II

Audit/Finance Committee Charter
(Applicable to AWR and its subsidiaries, hereinafter “the Corporation”)

PURPOSE
The Audit/Finance Committee (hereinafter, “the Committee”) is a committee of the Board of Directors (hereinafter, “the Board”). Its primary functions are: to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others, the systems of internal controls which management and the Board have established, and the audit process; and to review and make recommendations to the Board with respect to the management of the financial affairs of the Corporation. In doing so, the Committee shall have the sole responsibility and authority to appoint, oversee, terminate and compensate the Corporation’s independent accountants. The Committee shall provide an avenue of communication between the Board, management, the internal auditors and the independent accountants.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management. The independent auditors are responsible for planning and conducting the audit, in order to report on the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Corporation’s code of conduct.

The outside auditor and internal audit function ultimately report to the Board of Directors and the Audit and Finance Committee of the Board of Directors.

ORGANIZATION
The Board shall appoint the members of the Committee annually. The Committee shall be composed of at least three, but not more than five, directors that meet the independence and experience requirements of the New York Stock Exchange. At least one member shall have the experience and knowledge to meet the definition of “financial expert” as defined by the rules of the Securities and Exchange Commission.

The Chairman of the Board shall serve as an “ex-officio” member of the Committee. The Board shall appoint one of the members of the Committee as Chairperson. It is the responsibility of the Chairperson to schedule all meetings of the Committee and, with the assistance of management, provide the Committee with a written agenda for all meetings.

Audit/Finance Committee members may receive no remuneration from the Corporation or its subsidiaries other than that received as members of the Board and committees of the Board.

In meeting its responsibilities, the Committee shall:

GENERAL
•

Have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any investigation of matters brought to its attention within the scope of its duties as outlined herein.

•	Meet at least 4 times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

•	Submit the Committee meeting minutes and report actions of the Committee to the Board with such recommendations as the Committee may deem appropriate.

•	Review the Committee’s charter annually and update as necessary and annually review its own performance.

•	Review accounting and financial human resources and succession planning within the Corporation.

•	Perform such other functions assigned by law, the Corporation’s by-laws, or the Board.

•

Receive reports under Section 10A of the Securities Exchange Act, which requires the Corporation’s independent auditors to report illegal acts (other than those which are inconsequential) to the Committee.

•

Meet at least quarterly with the internal auditor, the independent accountants and the chief financial officer in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee. Among the items to be discussed in these meetings are the independent accountants’ evaluation of the Corporation’s financial, accounting and auditing personnel and the cooperation and/or any conflicts experienced with management during the course of the audit or other related engagements.

INTERNAL CONTROLS AND RISK ASSESSMENT
•	Review and evaluate the effectiveness of the Corporation’s process for assessing significant risks or exposures and the steps management has taken to minimize such risks to the Corporation.

•	Consider and review with management, the independent accountants (to the extent consistent with, or required by, their professional duties) and internal auditing:

1.

The adequacy and effectiveness of, or weaknesses in, the Corporation’s internal controls including computerized information system controls and security, the overall control environment and accounting and financial controls.

2.

Any related significant findings and recommendations of the independent accountants and internal auditing together with management’s responses thereto, including the timetable for implementation of recommendations to correct weaknesses in internal controls.

•

Review with internal auditing the intended level of support for, and coordination with, the independent accountants. Discuss with the independent accountants their plans, if any, to use the work of internal auditing.

•

Discuss with management, the Corporation’s independent accountants (to the extent consistent with, or required by, their professional duties), and internal auditing, the status and adequacy of management information systems and other information technology, including the significant risks related thereto and major controls over such activities.

FINANCIAL REPORTING
•

Review filings with the Securities and Exchange Commission (including, without limitation “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” when applicable) and other significant published documents filed with other agencies containing the Corporation’s consolidated financial statements, including annual and interim reports, pre-announced press releases of earnings, statutory filings, as well as financial information and earnings guidance provided to analysts and ratings agencies, and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

•	Review with management and the independent accountants at the completion of the annual examination:

	1.	The Corporation’s (and its separately reporting or consolidated subsidiaries, as applicable) annual consolidated financial statements and related footnotes.

	2.	The independent accountants’ audit of the consolidated financial statements and its report thereon (and any separate reports on statements of subsidiaries, as applicable).

	3.	Any significant changes required in the independent accountants’ audit plan.

	4.	Any serious difficulties or disputes with management encountered during the course of the audit.

	5.	The existence of significant estimates and judgments underlying the financial statements, including the rationale behind those estimates as well as the details on material accruals and reserves.

6.

Other matters related to the conduct of the audit that are to be communicated to the Committee under generally accepted auditing standards or pursuant to the rules of the Securities and Exchange Commission or the requirements of the New York Stock Exchange.

	7.	Review the Corporation’s accounting principles and proposed changes thereto.

•	Review the adequacy and appropriateness of the Corporation’s code of business conduct.

•	Advise the Board with respect to the Corporation’s policies and procedures regarding compliance with applicable laws and regulations.

•	Assess internal processes for determining and managing key financial statement risk areas.

EXTERNAL INDEPENDENT AUDITOR
•

Review and consult with the Board concerning the independent accountants to be nominated to audit the consolidated financial statements of the Corporation and any separately reported subsidiaries. The Committee, however, shall have direct responsibility for appointing the independent accountants and has sole authority to approve the compensation of the independent accountants and to review and approve the discharge of the independent accountants.

•

Approve, in advance, all audit services, and all non-audit services provided by the Corporation’s independent auditors that are not specifically prohibited under Sarbanes-Oxley unless such services are approved in accordance with policies relating to approval of services provided by the auditor duly adopted by the Committee. Non-audit services need not be approved in advance only if (1) (a) the aggregate amount of all such non-audit services are not more than 5% of all amounts paid to the independent auditors during the fiscal year, (b) they were not recognized to be non-audit services at the time of the engagement, and (c) they are promptly brought to the attention of the Committee and approved prior to the completion of the audit; or (2) if approved in accordance with policies relating to approval of services provided by the auditor duly adopted by the Committee.

•	Meet with and review the scope and approach for the proposed annual audit with the independent accountants to:

	1.	Assess the external auditors’ process for identifying and responding to key audit and internal control risks.

	2.	Review the external auditors’ identification of issues and business and financial risks and exposures.

	3.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•	Confirm and assure the independence of the independent accountants in writing, including a review of the nature of all services and related fees provided by the independent accountants.

• Review the qualifications of the independent accountant.
•

Direct the attention of the independent accountants to specific matters or areas deemed by the Committee to be of special significance; and authorize the independent accountants to perform such supplemental reviews or audits.

•

Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with management and resolve disputes between management and the independent accountants.

•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent accountants who were engaged on the Corporation’s account.

•

At least annually, obtain and review from the independent accountants, a report describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent accountants and the Corporation.

•

Obtain and review any additional reports required to be obtained from the independent accountants pursuant to the rules of the Securities and Exchange Commission or the requirements of the New York Stock Exchange.

INTERNAL AUDITOR
•

Meet with the internal auditor and evaluate the internal audit process for establishing the annual internal audit plans and the focus on risk and the intended level of support for, and coordination with, the independent accountants.

•	Consider, in consultation with the internal auditors, the audit scope and the overall role of the internal auditors.

•

Review and evaluate the scope, risk assessment and nature of the internal auditors’ plan and any subsequent changes, including whether or not the internal auditors’ plan is sufficiently linked to the Corporation’s overall business objectives and management’s success and risk factors.

•

Receive prior to each meeting, a summary of the findings from completed internal audits since the prior such report and a progress report on the proposed audit plan, with explanations of deviations therefrom.

•	At least annually, consider and review with management and internal auditing:

	1.	Significant findings during the year and management’s responses thereto, including the timetable for implementation of the recommendations to correct weaknesses in internal control.

	2.	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

	3.	Any changes required in the planned scope of their audit plan.

	4.	The internal auditing department budget and staffing.

•	Internal auditing department’s compliance with The IIA’s Standards for the Professional Practice of Internal Auditing.

•	Review and concur in the appointment, replacement, reassignment, or dismissal of personnel in internal auditing.

•	Confirm and assure the independence of the internal auditor function within the Corporation.

FINANCE MATTERS
•	Review and make recommendations thereon to the Board for the following:

1.

Proposed changes to the capital structure of the Corporation, including the establishment or revision of bank lines of credit or other short-term borrowing arrangements, the issuance of any intermediate or long-term indebtedness and the issuance of additional equity securities.

	2.	Proposed capital expenditures budget of the Corporation.

	3.	Performance of the investment manager for the Pension Plan assets.

4.

Financial impact of the implementation of all compensation and employee benefit plans and of any amendments or modifications thereto and the actuarial assumptions and financial policies pertaining to the investment of funds related to such plans.

	5.	Operations of and reporting for all employee benefit plans to ensure that they are operated in accordance with existing legal requirements and sound financial principles.

•

Consider, review and make appropriate recommendations to the Board with respect to all other financial matters of the Corporation specifically delegated to it by the Board in the management of the financial affairs of the Corporation.

•	Review the activities of management in the sale and issuance of specific debt and equity securities, when specifically authorized to do so by action of the Board.

REPORTS
•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

•

Submit a written affirmation annually, or whenever the composition of the Committee changes, to the New York Stock Exchange certifying that the Committee meets the requirements of the New York Stock Exchange.

•	Disclose, at least on a triennial basis, this Charter in the Corporation’s annual meeting of shareholders.

Dated as of February 2, 2004.

Attachment III

2003 Non-Employee Directors
Stock Plan

2003 Non-Employee Directors Stock Plan
Table of Contents

1.	General Description

The American States Water Company 2003 Non-Employee Directors Stock Plan (the “Plan”) provides for grants of stock units and stock options to non-employee directors. The purposes of the Plan are (a) to attract, motivate and retain eligible directors of the Company by providing to them supplemental stock-based compensation and (b) to encourage eligible directors to increase their stock ownership in the Company.

2.	Definitions

Whenever the following terms are used in this Plan they shall have the meaning specified below unless the context clearly indicates to the contrary:

“Account or Accounts” means the Participant’s Stock Unit Account or Option Dividend Equivalent Account, as the context requires.

“Award Units” means Stock Units credited pursuant to Sections 5.1 and 5.2 and any Dividend Equivalents credited thereon pursuant to Section 5.3.

“Board” means the Board of Directors of the Company.

“Cause” has the same meaning as determined under Section 304 of the California Corporations Code or any successor thereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 6.

“Committee” means the Board or a Committee of the Board acting under delegated authority from the Board.

“Company” means American States Water Company, a California corporation, and its successors and assigns.

“Dividend Equivalent” means (a), with respect to a Participant’s Option Dividend Equivalent Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of shares subject to each outstanding Option held by the Participant as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as Stock Units credited to the Participant’s Option Dividend Equivalent Account pursuant to Section 4.7; and (b), with respect to a Participant’s Stock Unit Account, the amount of cash dividends or other cash distributions paid by the Company on that number of shares of Common Stock that is equal to the number of Stock Units then credited to the Participant’s Stock Unit Account as of the applicable measurement date for the dividend or other distribution, which amount shall be allocated as additional Stock Units to the Participant’s Stock Unit Account pursuant to Section 5.3.

“Distribution Subaccount” means a subaccount of a Non-Employee Director’s Option Dividend Equivalent Account established to separately account for Dividend Equivalents credited in the form of Stock Units with respect to each outstanding Option.

“Effective Date” means May 20, 2003, subject to shareholder approval at the 2004 annual meeting of shareholders.

“Eligible Non-Employee Director” means each Non-Employee Director who first becomes a Non-Employee Director on or after the date of the 2003 Annual Meeting and each other Non-Employee

Director who notifies the Company in writing of his or her election to waive all benefits under the Retirement Plan in exchange for participation in the Stock Unit Award feature under Section 5 of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means (1) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (2) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (3) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (4) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

“Grant Date” means the date on which an Option is granted pursuant to Section 4.

“Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or a subsidiary.

“Option or Nonqualified Stock Option” means an option to purchase a number of shares of Common Stock granted to Non-Employee Directors pursuant to Section 4.1.

“Option Dividend Equivalent Account” means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Dividend Equivalents in accordance with Section 4.7, and includes each Distribution Subaccount.

“Participant” means any person who has been granted an Option or Award Units under this Plan.

“Plan” means the American States Water Company 2003 Non-Employee Directors Stock Plan.

“Retirement” means a retirement or resignation by a Non-Employee Director who either (a) has attained age 65 and has provided at least five years service as a member of the Board or (b) is required to retire from service on the Board and not seek reelection or nomination pursuant to the Company’s director retirement policy.

“Retirement Plan” means the Company’s Amended and Restated Retirement Plan for Non-Employee Directors of American States Water Company.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock” means a share of Common Stock.

“Stock Unit or Unit” means a non-voting unit of measurement which is deemed for bookkeeping and payment purposes to represent one outstanding share of Common Stock of the Company solely for purposes of determining benefits under this Plan, established pursuant to the grant of Award Units under Sections 5.1 and 5.2, or in respect of Dividend Equivalents under Section 4.7 or Section 5.3, and payable solely in a share of Stock, on a one-for-one basis.

“Stock Unit Account” means the bookkeeping account maintained by the Company on behalf of each Participant that is credited with Award Units and Dividend Equivalents in accordance with Section 5.

“2003 Annual Meeting” means the Company’s 2003 annual meeting of stockholders.

3.	Effective Date; Duration

The effective date of the Plan is May 20, 2003, subject to approval of the Company’s stockholders at their 2004 annual meeting. No awards may be granted under the Plan after May 19, 2013. The Plan shall continue in effect until all matters relating to Options, Stock Units and the administration of the Plan have been completed and all payments of benefits have been made.

4.	Stock Option Awards

	4.1	Annual Award

(1)

On the date of each annual meeting of stockholders during the term of the Plan, commencing with the 2003 Annual Meeting, each Non-Employee Director in office immediately following the annual meeting shall be granted, without further action by the Committee, a Nonqualified Stock Option to purchase 1,000 shares of Common Stock.

(2)

If any person who was not a Non-Employee Director at the immediately preceding annual meeting of stockholders at which a grant is made pursuant to Section 4.1(a) becomes a Non-Employee Director within six months following such annual meeting, then such Non-Employee Director shall be granted, without any further action by the Committee, a Nonqualified Stock Option to purchase 1,000 shares of Common Stock, the Grant Date of which shall be the date the person takes office.

4.2

Maximum Number of Shares.Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7.1 shall be prorated within such limitation pursuant to Section 7.2.

4.3

Option Price. The exercise price per share of the Stock covered by each Option granted pursuant to this Section 4 shall be 100% of the Fair Market Value of the Stock on the Grant Date. The exercise price of any Option granted under this Section 4 shall be paid in full at the time of each purchase in cash, by electronic funds transfer, or by check or in shares of Stock valued at their Fair Market Value on the date the Participant exercises the Option, or partly in such shares and partly in cash, provided that any such shares used in payment that were previously acquired by the Participant from the Company upon exercise of an Option or otherwise shall have been owned by the Participant at least six months prior to the date of exercise. The Company shall not be obligated to deliver shares of Stock unless and until it receives full payment of the exercise price therefore and any related conditions of the Option have been satisfied.

4.4

Option Period and Exercisability. Each Option granted under this Section 4 and all rights or obligations thereunder shall expire 10 years after the Grant Date and shall be subject to earlier termination as provided below. Each Option shall be fully exercisable upon the Grant Date.

	4.5	Termination of Directorship.

(1)

If a Non-Employee Director’s services as a member of the Board terminate for any reason other than Cause, then any Option granted pursuant to this Section 4 held by such Participant shall remain exercisable for the period of time set forth in the option agreement evidencing his or her Option.

(2) If a Non-Employee Director’s services as a member of the Board terminate for Cause, all unexercised Options shall terminate on the date of termination of services.

4.6

Option Agreements.Each Option granted to a Non-Employee Director shall be evidenced by an agreement in a form approved by the Committee and shall contain the terms and conditions consistent with the Plan as approved by the Committee relating to the Option.

	4.7	Dividend Equivalent Credits to Option Dividend Equivalent Accounts.

(1)

As of each dividend record date, a Participant’s Option Dividend Equivalent Account shall be credited with Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of shares subject to each outstanding Option granted to such Participant divided by the then Fair Market Value of a share of Common Stock on the dividend record date. The Dividend Equivalents attributable to each Option granted to a Participant shall be credited to a separate Distribution Subaccount established for such Participant.

(2)

Stock Units credited to the Participant’s Distribution Subaccount with respect to an Option shall become payable to the Participant upon the earlier to occur of (1) the date the Option is exercised or (2) three years from the Grant Date.

(3)

Stock Units credited to a Non-Employee Director’s Option Dividend Equivalent Account shall at all times be fully vested and non-forfeitable and shall be distributed in an equivalent whole number of shares of Stock. Any fractional share interests shall be accumulated and paid in cash on the distribution date.

5.	Stock Units Awards

	5.1	2003 Awards

(1)

Continuing Eligible Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who is continuing in office as an Eligible Non-Employee Director immediately following such meeting shall be credited with a number of Stock Units equal to (1) $15,000, multiplied by (2) the lesser of (i) the Non-Employee Director’s years of prior Board service or (ii) 10, divided by (3) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

(2)

New Non-Employee Directors. As of the date of the 2003 Annual Meeting, the Stock Unit Account of each person who first becomes a Non-Employee Director at the 2003 Annual Meeting shall be credited with a number of Stock Units equal to (1) the amount of the then-current annual retainer divided by (2) the Fair Market Value of a share of Common Stock on the last trading date prior to the 2003 Annual Meeting.

5.2

Annual Award. As of the date of each annual meeting of stockholders commencing in 2004, the Stock Unit Account of each Eligible Non-Employee Director in office immediately following the annual meeting, shall be credited with a number of Stock Units equal (1) the amount of the then-current annual retainer payable by the Company for services rendered as a director for such year, divided by (2) the Fair Market Value of Common Stock on the last trading date prior to such annual meeting; provided, however, that in no event shall the Stock Unit Account of an Eligible Non-Employee Director be credited with Stock Units with respect to more than 10 years of service (including, for this purpose, the number of years of service taken into account under Section 5.1(a)). Annual grants that would otherwise exceed the maximum number of shares allotted for issuance under the Plan contained in Section 7.1 shall be prorated within such limitation pursuant to Section 7.2.

	5.3	Crediting of Dividend Equivalents to Stock Unit Accounts.

(1)

As of each dividend record date, an Eligible Non-Employee Director’s Stock Unit Account shall be credited with additional Stock Units in an amount equal to the Dividend Equivalents representing dividends payable as of such dividend record date on a number of shares equal to the aggregate number of Units credited to the Participant’s Stock Unit Account divided by the Fair Market Value of a share of Common Stock on the dividend record date.

(2) Stock Units credited in respect of Dividend Equivalents shall be paid in Stock at the same time and the same manner as the Stock Units to which they relate.

5.4

Units and Other Amounts Vest Immediately. All Units or other amounts credited to an Eligible Non-Employee Director’s Stock Unit Account shall be at all times fully vested and not subject to a risk of forfeiture.

	5.5	Distribution of Benefits.

(1)

Commencement of Benefits Distribution. Subject to the terms of this Section 5.5 and Section 6, each Eligible Non-Employee Director shall be entitled to receive a distribution of his or her Stock Unit Account in the form of shares of Stock upon his or her termination of service as a director of the Company.

(2)

Manner of Distribution. Upon an Eligible Non-Employee Director’s termination of service as a director of the Company, the Company shall, subject to Section 7.2, deliver to the Participant (or his or her Beneficiary, as applicable) a number of shares of Stock equal to the number of Stock Units (as adjusted pursuant to Section 6, if applicable) to which the Participant is then entitled under the terms of this Section 5 of the Plan. Such distribution shall be made in a lump sum as soon as administratively practicable, but no later than 30 days, following the Participant’s termination of service, unless the Participant elects in writing, as provided in Section 5.5(c), to receive a distribution of his or her benefits in respect of such Units in up to ten substantially equal annual installments.

(3)

Election for Installment Distribution; Changes in Elections. A Participant may elect to receive his or her benefits in up to ten annual installments, and to subsequently change any prior distribution election, by filing a written election with the Committee on a form provided by the Committee; provided, however, that no such election shall be effective until at least twelve months after such election is filed with the Committee, and no such election shall become effective after a Non-Employee Director’s termination of service. An election made pursuant to this Section 5.5(c) shall not affect the date of the commencement of benefits. Notwithstanding the foregoing, if the number of Stock Units credited to a Non-Employee Director’s Stock Unit Account at the time of the termination of his or her service is less than 1,000, then his or her benefit under this Section 5 shall be paid in a lump sum.

6.	Changes in Capital Structure

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution (“spin-off”) in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety (“asset sale”); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Options, Stock Units and Accounts (including the specific maximums and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options and payable in respect of Stock Units, (c) the grant, purchase, or exercise price of any or all outstanding Options, and the number and type of Stock Units credited under the Plan, or (d) the securities, cash or other property deliverable upon exercise of any outstanding Options and payable in respect of Stock Units or make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Options and Stock Units or the cash, securities or property deliverable to the holder of any or all outstanding Options and Stock Units, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options and Stock Units as it deems reasonable in the event of a cash or property settlement and, in the case of Options, but without limitation on other methodologies, may base such settlement solely upon the excess if any of the amount payable upon or in respect of such event over the exercise price of the Option.

To the extent that any vested Option is not exercised prior to (i) a dissolution of the Company or (ii) a merger or other corporate event, and no provision is made for the assumption, conversion, substitution or exchange of the Option, the Option shall terminate upon the occurrence of such event.

7.	Shares Subject To The Plan; Share Limits

7.1

Shares Available for Issuance. Subject to adjustment under Section 6, the aggregate number of shares of Stock that may be issued or delivered under the Plan shall not exceed 250,000 shares. Stock delivered by the Company under the Plan shall be shares of authorized and unissued shares of Stock and/or previously issued Stock held as treasury shares and shall be fully paid and non-assessable when issued. Shares issuable on exercise of Options or payment of Stock Units shall be reserved for issue, and to the extent that awards terminate or expire without payment in shares, the shares will be available for subsequent grants or accretions.

7.2

Share Limits; Cut Backs.If any grant of an Option or the award or crediting of Stock Units would cause the sum of the shares of Stock previously issued and shares issuable under outstanding awards under the Plan to exceed the maximum number of shares authorized under the Plan, the Company shall prorate among the Non-Employee Directors the grant of new Options or award of Stock Units and allocate the number of remaining shares available for issuance first to the grant of Options and second toward the award of Award Units. If and for so long as no available share authorization remains, no additional Options shall be granted or Stock Units credited and cash shall be paid in lieu of dividend equivalents under Sections 4.7 and 5.3 for such duration.

7.3

Fractional Shares; Minimum Issue.Fractional share interests may be accumulated but shall not be issued. Cash will be paid or transferred in lieu of any fractional share interests that remain upon a final distribution under the Plan. No fewer than 100 shares may be purchased on exercise of an Option at any one time unless the number purchased is the total number at the time available for purchase under the Option.

8.	Administration

8.1

The Administrator. The Administrator of this Plan shall be the Board as a whole or a Committee as appointed from time to time by the Board to serve as administrator of this Plan. The participating members of any Committee so acting shall include, as to decisions in respect of participants who are subject to Section 16 of the Exchange Act, only those members who are Non-Employee Directors (as defined in Rule 16b-3 promulgated under the Exchange Act). Members of the Committee shall not receive any additional compensation for administration of this Plan.

8.2

Committee Action. A member of the Committee shall not vote or act upon any matter which relates solely to himself or herself as a Participant in this Plan. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or (assuming compliance with Section 8.1) by unanimous written consent of its members.

8.3

Rights and Duties; Delegation and Reliance; Decisions Binding. Subject to the limitations of this Plan, the Committee shall be charged with the general administration of this Plan and the responsibility for carrying out its provisions, and shall have powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

		(1)	To construe and interpret this Plan;

		(2)	To resolve any questions concerning the amount of benefits payable to a Participant (except that no member of the Committee shall participate in a decision relating solely to his or her own benefits);

		(3)	To make adjustments under Section 6 and all other determinations required by this Plan;

		(4)	To maintain all the necessary records for the administration of this Plan; and

		(5)	To make and publish forms, rules and procedures for the administration of this Plan.

The determination of the Committee made in good faith as to any disputed question or controversy and the Committee’s determination of benefits payable to Participants, including decisions as to adjustments under Section 6, shall be conclusive and binding for all purposes of this Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Company whom the Committee believes to be reliable and competent as to such matters; and (ii) counsel (who may be employees of the Company), independent accountants and other persons as to matters which the Committee believes to be within such persons’ professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons. The Committee may delegate ministerial, bookkeeping and other non-discretionary functions to individuals who are officers or employees of the Company.

9.	Amendment and Termination; Stockholder Approval

9.1

Amendment and Termination. Subject to Section 9.2, the Board shall have the right to amend this Plan in whole or in part from time to time or may at any time suspend or terminate this Plan; provided, however, that, except as contemplated by Section 6, no amendment or termination shall cancel or otherwise adversely affect in any way, without his or her written consent, any Participant’s rights with respect to Stock Units credited to his or her Accounts or Options granted; and provided further that neither Section 4 nor any other provision of the Plan or an award shall be amended to permit the reduction (by amendment, substitution, cancellation and regrant or other means) of the exercise price of any Option without prior stockholder approval. Any amendments authorized hereby shall be stated in an instrument in writing, and all Participants shall be bound by such amendment. Changes contemplated by Section 6 shall not be deemed to constitute changes or amendments for purposes of this Section 9.1.

9.2

Stockholder Approval. The Plan, any grant, election, action, crediting or vesting prior to stockholder approval, shall be subject to approval of the Plan by the stockholders of the Company and, to the extent required under applicable law or listing agency rule, required by the provisions of Section 9.1, or deemed necessary or advisable by the Board, any amendment to the Plan shall be subject to stockholder approval.

10.	Miscellaneous

10.1

Limitation on Participants’ Rights. Participation in this Plan shall not give any person the right to continue to serve as a member of the Board or any rights or interests other than as expressly provided herein. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any Participant or other person. This Plan, in and of itself, has no assets. Participants shall have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, on their Accounts, and rights no greater than the right to receive the Common Stock (or equivalent value as a general unsecured creditor) with respect to Accounts. Participants shall not be entitled to receive actual dividends or to vote Shares until after delivery of a certificate representing the Shares.

	10.2	Beneficiaries.

(1)

Beneficiary Designation. Upon forms provided by the Company each Non-Employee Director may designate in writing the Beneficiary or Beneficiaries (as defined in Section 10.2(b)) whom such Non-Employee Director desires to receive any amounts payable under the Plan after his or her death. Beneficiary designation forms shall be effective on the date that the form is received by the Corporate Secretary. A Non-Employee Director may from time to time change his or her designated Beneficiary or Beneficiaries without the consent of such Beneficiary or Beneficiaries by filing a new designation in writing with the Corporate Secretary. However, if a married Non-Employee Director wishes to designate a person other than his or her spouse as Beneficiary, such designation shall be consented to in writing by the spouse. The Non-Employee Director may change any election designating a Beneficiary or Beneficiaries without any requirement of further spousal consent if the spouse’s consent so provides. Notwithstanding the foregoing, spousal consent shall not be necessary if it is established that the required consent cannot be obtained because the spouse cannot be located or because of other circumstances prescribed by the Committee. The Company and the Committee may rely on the Non-Employee Director’s designation of a Beneficiary or Beneficiaries last filed in accordance with the terms of the Plan.

(2)

Definition of Beneficiary. A Participant’s “Beneficiary” or “Beneficiaries” shall be the person, persons, trust or trusts (or similar entity) designated by the Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution to receive the Participant’s benefits under this Plan in the event of the Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

10.3

Non-Transferability. A Participant’s rights and interests under the Plan in respect of Options and Stock Units, including amounts payable or Stock deliverable under or in respect thereof, may not be assigned, pledged, or transferred except:

(1) in the event of a Participant’s death, to a designated beneficiary as provided in Section 10.2(b) above, or in the absence of such designation, by will or the laws of descent and distribution; or

(2)

in the case of Options, with theconsent of the Committee evidenced in writing or by duly adopted resolution, to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes or a gratuitous or donative basis and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee) and only if such transfer would not adversely affect the Company’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under the Plan by the Company.

The above exercise and transfer restrictions shall not apply to transfers to the Company or transfers pursuant to a court order.

10.4	Obligations Binding Upon Successors. Obligations of the Company under this Plan shall be binding upon successors of the Company.

10.5

Governing Law; Severability. The validity of this Plan and any agreements entered into under the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of California. If any provisions of this Plan shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

10.6

Compliance with Laws. This Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of benefits under this Plan are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, agency or any regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to prior registration or such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as it may reasonably request to assure such compliance.

10.7

Limitations on Rights Associated with Units. A Non-Employee Director’s Accounts shall be a memorandum account on the books of the Company. The Units credited to a Non-Employee Director’s Accounts shall be used solely as a device for the determination of the number of shares of Stock to be distributed to the Participant in accordance with this Plan following his or her termination of service as a director of the Company. The Units shall not be treated as property or as a trust fund of any kind. No Participant shall be entitled to any voting or other stockholder rights with respect to Units credited under this Plan. The number of Units credited to a Participant’s Accounts shall be subject to adjustment in accordance with Section 6 and the terms of this Plan.

10.8

Plan Construction. It is the intent of the Company that transactions pursuant to this Plan satisfy and be interpreted in a manner that satisfies the applicable conditions for exemption under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”) so that, to the extent consistent therewith, the crediting of Units and the payment of Stock as well as grants of Options will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder.

10.9	Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of the provisions hereof.

630 East Foothill Boulevard
San Dimas, California 91773-1212
909-394-3600 www.aswater.com

VOTE BY INTERNET - www.proxyvote.com
 Use the Internet to transmit your voting instructions and
for electronic delivery of information up until 11:59
P.M. Eastern Time the day before the cut-off date or

AMERICAN STATES WATER COMPANY 630 E. FOOTHILL BLVD. SAN DIMAS, CA 91773	meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting
instructions up until 11:59 P.M. Eastern Time the day
before the cut-off date or meeting date. Have your
proxy card in hand when you call and
then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return to American States Water Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
ASWC01	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN STATES WATER COMPANY
The Board of Directors recommends that
Shareholders vote FOR each of the nominees
for Class II directors listed below and FOR
each of the proposals.

Election of Directors
To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. ______________________________
1.

To elect four Class II directors to the Board of Directors of the Company to serve until their successors are elected and qualified. The Board of Directors has nominated the following individuals for election as Class II directors: 01) Jean E. Auer, 02) N.P. Dodge, Jr. 03) Robert F. Kathol and 04) Lloyd E. Ross

					For All ☐	Withhold All ☐	For All Except ☐

		For	Against	Abstain

2.	To approve the 2003 Non-Employee Directors’ Stock Plan	☐	☐	☐

3.	To ratify the appointment of PricewaterhouseCoopers, LLP as the independent auditors	☐	☐	☐

4.	To transact any other business, which may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated				☐
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as name(s) appear hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

INFORMATION ABOUT ATTENDING

We will hold the Annual Meeting at the Shilo Hilltop Suites, 3101 Temple Avenue, Pomona, California.

Shareholders must present a ticket to be admitted to the Annual Meeting. For shareholders of record, your admission ticket is the detachable portion of your proxy form. Please have your ticket out and available when you reach the registration area at the Annual Meeting.

For shareholders who hold shares through a brokerage firm, bank or other holder of record, your ticket is the copy of the latest account statement showing the American States Water Company stock balance. Please present the account statement to the registration area at the Annual Meeting.

You will not, however, be entitled to vote the shares at the Annual Meeting, unless you have obtained a legal proxy from your broker, bank or other shareholder of record. A copy of the account statement is not sufficient for this purpose.

AMERICAN STATES WATER COMPANY 2004 ANNUAL MEETING OF SHAREHOLDERS MAY 11, 2004 This Proxy is solicited on behalf of the Board of Directors

          The undersigned hereby appoints Lloyd E. Ross and N.P. Dodge, Jr., and each or any of them, proxies of the undersigned, each with full power of substitution, to vote in their discretion at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) and any adjournments thereof. The Annual Meeting will be held on Tuesday, May 11, 2004 at 10:00 a.m., Pacific Time at the Shilo Hilltop Suites, 3101 Temple Avenue, Pomona, California.

          This proxy, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s) and the named proxies will, in their sole discretion, vote such shares on any other matters that may properly come before the meeting or any adjournments thereof. If no direction is made, this proxy will be voted FOR the listed Nominees and FOR each of the Proposals. Further, if cumulative voting rights for the election of directors (Item 1) are exercised at the meeting, the proxies will cumulatively vote their shares as provided in the proxy statement. If a proposal is made to adjourn the meeting in order to enable management to continue to solicit proxies in favor of any of the above proposals, the proxies will be voted in favor of adjournment, unless otherwise directed.

Address Changes/Comments: _____________________________________________________________
________________________________________________________________________________________
________________________________________________________________________________________
(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)